                             December 31, 1998

                     SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                     OF

                                   FIRST
                                   FUNDS





                                  [PHOTO]







                                   [LOGO]
                                   FIRST
                                 TENNESSEE

                             Investment Adviser

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------


Dear Shareholder:

     This Year's Semi-Annual Report will take you back for review of the past six months in the financial markets. It was a unique time period for our country with the impeachment proceedings of President Clinton and the military strikes aimed at Iraq. These political events, in addition to domestic and global economic events, impact the individual investments that are held in our mutual fund portfolios.

     To learn about the performance, the markets and the current strategy and outlook as we move closer to the end of the 20th Century, we encourage you to read the Portfolio Manager commentaries. We also welcome you to gain insight throughout the year by listening to our Portfolio Manager updates at 1-800-442-1941, option #3.

     This report also includes illustrations to show the historical effect of hypothetical investments into the First Funds Portfolios. The next section includes all of the investments at the end of 1998 for each individual Portfolio. The investment listing gives you the opportunity to understand how our mutual funds are structured and to see how the Portfolios were invested at the end of 1998. Following the investment listings are the financial statements and accompanying notes.

     As we move closer to the 21st Century, First Funds maintains
"Discipline, Consistency, Patience" as a commitment to you, the investor. It is our investment approach that we believe will help guide us as we select investments for the Portfolios in which you invest.

     Thank you for allowing First Funds to help you reach your financial goals and always feel free to suggest how we can better serve you by calling us at 1-800-442-1941, option #1 or by visiting our web site at www.firstfunds.com.

Sincerely,

/s/ Richard C. Rantzow

Richard C. Rantzow
President


--------------------------------------------------------------------------------
FIRST FUNDS

-    Are NOT insured by the FDIC or any other governmental agency.

- Are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

- Involve investment risks, including the possible loss of the principal amount invested.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO]

GROWTH & INCOME PORTFOLIO MANAGERS
EDWARD GOLDSTEIN AND DAVID THOMPSON, CFA

Mr. Goldstein is President of Highland Capital Management Corp., sub-adviser to the Portfolio. A 1971 graduate of Boston University, he went on to receive his MBA from Columbia University in 1976. Joining Goldman, Sachs & Co. in New York in 1976, he became a vice president in the international department with responsibility for Japan, the Middle East and Latin America. Mr. Goldstein joined Highland Capital in 1989, and has been portfolio manager for the Portfolio since July 1994.

Mr. Thompson is Senior Vice President with Highland Capital Management Corp. and a Chartered Financial Analyst. After graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on to receive his MBA from the University of North Carolina at Chapel Hill in 1986. With ten years of experience managing both individual and institutional investment portfolios at major regional banks, Mr. Thompson joined Highland Capital's equity team in 1995.


SIX MONTHS IN REVIEW
--------------------------------------------------------------------------------

PERFORMANCE

For the six months ended December 31, 1998, the First Funds Growth & Income Portfolio, Class I, II and III, returned 9.34%, 2.88%, and 7.76% respectively, net of fees and sales charges, versus 9.23% for the S&P 500.

MARKET REVIEW

The second half of 1998 provided more than a little excitement for equity investors. The market rose to new highs by mid-July and then experienced a severe reversal where the major averages lost most of their gains for the year. By the end of August, the average NYSE stock had fallen 37% from its 1998 high, while the average Over-the-Counter stock had declined over 48%. As the third quarter ended, the S&P 500 had declined 9.9%, its worst quarter since the second quarter of 1990. There were plenty of areas of concern for the market during that time. Fears ranged from hedge fund meltdowns, to earnings disappointments, to the continuing spread of the "Asian Contagion" to Latin


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS I) AND THE S&P 500.

[GRAPH]

PLEASE NOTE: CLASS I INCEPTION IS AUGUST 2, 1993. MINIMUM INVESTMENT FOR CLASS I IS $100,000. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS II) AND THE S&P 500.

[GRAPH]

PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 20, 1995. CLASS II IS SUBJECT TO A MAXIMUM INITIAL FRONT-END SALES LOAD OF 5.75% AND $9,425 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


America and to the meltdown of the Russian economy. The confluence of these events proved to be more than the market could handle given the lofty valuations of many indices.

The fourth quarter of 1998 proved to be as good as the third quarter was bad. The market roared back with a gain of 21.4% in the quarter as measured by the S&P 500. The market again exhibited great volatility while testing the markets lows in early October. The catalyst for the move in the market was the shift in monetary policy by the Federal Reserve from a "tightening" bias to an "easing" bias. The Fed lowered short-term interest rates three times and provided the liquidity needed to move the market forward. The market continued to be dominated in terms of performance by the blue chip names. For 1998, just fifteen stocks accounted for 50% of the S&P 500 return for the year. This narrowness of the market is a reason for concern.

PORTFOLIO UPDATE

The Portfolio continues to be overweighted in the communication services, financial, and health care sectors. The communication services and health care sectors were especially beneficial to performance in 1998. We continue to be under weighted in areas of the market that are sensitive to the economy such as capital goods, basic industries, and transportation. Some of the better performing stocks in the Portfolio for 1998 were EMC (up 209%), MCI Worldcom (up 137%), and Schering Plough (up 79%).

[CHART]

Growth & Income Portfolio
Asset Type Profile as of December 31, 1998


BASIC MATERIALS                                1.8%
CAPITAL GOODS                                  3.0%
COMMUNICATION SERVICES                        14.5%
CONSUMER CYCLICALS                             7.3%
CONSUMER STAPLES                              10.6%
ENERGY                                         8.9%
FINANCE & INSURANCE                           20.0%
HEALTH CARE                                   16.6%
TECHNOLOGY                                    13.8%
SHORT-TERM INVESTMENTS                         3.5%


CURRENT STRATEGY AND OUTLOOK

Our strategy has not changed markedly over the last year. We continue to feel that earnings will be the dominant driver of stock prices in 1999. While corporate earnings have been very strong over the past few years, we expect 1999 to see a slowdown in earnings growth and only forecast the S&P 500 earnings to

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS III) AND THE S&P 500.

[GRAPH]

PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 9, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


increase by 2 - 3% in 1999. As such, we continue to focus on names that we believe will grow earnings well in excess of that rate, yet also sell at reasonable valuations to the rest of the market. Therefore we continue to favor financial, telecommunication, and health care stocks. The valuation on the health care group is certainly not inexpensive but the companies continue to post solid earnings growth.

The market continues to exhibit volatility and we expect this to continue throughout 1999. While the market has now posted four straight years of 20% plus returns, we expect that the continuation of this trend will be difficult. Our expectations are that the market may post returns more in line with historical averages--returns in the high single digits. In both 1997 and 1998 we found it difficult to find new stock ideas that met our criteria for earnings growth AND valuation. We remain diligent in searching for stocks that meet our high standards. And, we feel that our persistence in only buying stocks that meet our criteria, helps to minimize the risk of owning stocks in a market that is expensively valued by many measures.


GROWTH & INCOME PORTFOLIO

                      Cumulative                 Average Annual
                    Total Return*                Total Return*

                       SINCE                                        SINCE
                     INCEPTION         1 YEAR         5 YEAR      INCEPTION
--------------------------------------------------------------------------------
CLASS I                 207.66%         22.76%         23.55%         23.01%

CLASS II                187.53%         15.32%         21.78%         21.48%

CLASS III*              190.31%         20.49%         22.04%         21.70%

S&P 500                 208.76%         28.34%         24.02%         23.14%

*TOTAL RETURNS ARE FOR THE PERIOD ENDED DECEMBER 31, 1998 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT, AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS AUGUST 2, 1993. ON DECEMBER 9, 1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO DECEMBER 9, 1993 FOR CLASS III SHARES IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 21.49% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON DECEMBER 20, 1995, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

-------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
-------------------------------------------------------------------------------

[PHOTO]

CAPITAL APPRECIATION PORTFOLIO MANAGER
MARTIN J. CALIHAN, MBA, CFA

Martin J. Calihan is Vice President with Investment Advisers, Inc. (IAI) in Minneapolis, Minnesota, co-adviser to the Portfolio. Marty received his bachelor's degree from Amherst College in 1986, and earned his MBA in 1990 from Dartmouth College where he was a Tuck Scholar. A Chartered Financial Analyst, Marty's investment career began in 1986 as Research Analyst for Aetna Life & Casualty. In 1990, he became Equity Research Analyst for State Street Research & Management Co., then moved to Morgan Stanley in 1991 where he researched and analyzed emerging growth stocks. Marty joined IAI in 1992, and has served as Portfolio Manager of the Capital Appreciation Portfolio since its inception in 1997.


SIX MONTHS IN REVIEW
--------------------------------------------------------------------------------

PERFORMANCE

For the six months ended December 31, 1998, the Capital Appreciation Portfolio lost 6.26%, 11.82%, and 7.82% for Class I, II, and III shares, respectively. These returns are net of fees and sales charges and can be compared to a loss of 2.48% for the same time period on the Russell 2500 Growth Index, the Portfolio's primary benchmark. The Portfolio invests mostly in the stocks of smaller companies, which have recently performed poorly relative to the stocks of larger companies as demonstrated by the gain of 9.23% on the S&P 500 Index over the last six months.

MARKET REVIEW

The last six months have been an excellent illustration of the tug of war between two investor emotions: fear and greed. Fear dominated late in the summer as investors had three worries on their minds. First, domestic economic activity seemed to be slowing and a couple of economists actually predicted a recession in their 1999 forecasts. This led investors to be concerned about corporate profit growth and put downward pressure on stocks. Second, foreign financial turmoil once again reared its ugly head. This time the troubles came from Russia, which devalued its currency and virtually defaulted on some of its debt. Third, several Wall Street investment houses bailed out a large and highly


COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS I) AND THE RUSSELL 2500 GROWTH INDEX.

[GRAPH]

PLEASE NOTE: CLASS I INCEPTION IS SEPTEMBER 2, 1997. MINIMUM INVESTMENT FOR CLASS I IS $100,000. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS II) AND THE RUSSELL 2500 GROWTH INDEX.

[GRAPH]

PLEASE NOTE: CLASS II INCEPTION IS OCTOBER 2, 1997. CLASS II IS SUBJECT TO A MAXIMUM INITIAL FRONT-END SALES LOAD OF 5.75% AND $9,425 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


leveraged hedge fund. The Federal Reserve Bank assisted in the bailout because of the potential damage to the financial markets that could have occurred. Stocks started to slide in July and collapsed in August. Investors fled risky securities across the globe and in a "flight to liquidity", put their money in safe U.S. Treasury bonds. Small stocks were down approximately 20% in August alone, with large stocks faring only slightly better.

Stocks began to rise in September and gained ground through the end of the year. The catalyst for this turnaround was the Federal Reserve, which lowered short-term interest rates three times during the fall. The Fed was in effect signaling that it would not let the domestic economy fall into recession. With this belief in mind, investors shed their fears of the summer and turned to greed, pushing the markets to record highs in November. The markets even shrugged off a House approval of two articles of impeachment against President Clinton in December.

Throughout this market turmoil and volatility, one theme remained the same. As has been the case for the last few years, large stocks outperformed small stocks during the last six months. In this uncertain market environment, the stocks of the very largest companies have been in greater demand due to their perceived safety and higher liquidity relative to small stocks.

[CHART]

Capital Appreciation Portfolio
Asset Type Profile as of December 31, 1998


BASIC MATERIALS                                1.2%
CAPITAL GOODS                                  7.3%
COMMUNICATION SERVICES                         3.8%
CONSUMER CYCLICALS                            20.5%
CONSUMER STAPLES                              13.4%
ENERGY                                         2.1%
FINANCIAL                                     10.4%
HEALTH CARE                                   17.7%
TECHNOLOGY                                    23.6%

PORTFOLIO UPDATE

One of the best performing sectors within the small cap segment of the market was the health care sector. The Portfolio benefited from its overweight position in health care relative to its benchmark and from superior stock selection within the sector. Xomed Surgical Products and Respironics posted strong gains and were two of the biggest contributors to performance. Apollo

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS III) AND THE RUSSELL 2500 GROWTH INDEX.

[GRAPH]

PLEASE NOTE: CLASS III INCEPTION IS OCTOBER 2, 1997. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


Group and Valassis Communications were also strong performers within the consumer sector. Unfortunately, the Portfolio's holdings in the technology and capital goods sectors detracted from performance. Artesyn Technologies, PRT Group, Zebra Technologies, and Advanced Lighting were the main disappointments in these two areas. We eliminated our positions in PRT Group and Advanced Lighting while we held on to our positions in Artesyn and Zebra due to our conviction that their prospects will improve.

Transaction activity was slightly lower than normal as we made a series of small investment decisions, driven by direct research and common sense. We took advantage of stock specific inefficiencies to boost the combined weighting of the top ten holdings to 42% of the Portfolio at the end of December, up from 32% at the end of June. We believe this greater concentration has improved the Portfolio.

CURRENT STRATEGY AND OUTLOOK

In these turbulent times, we simply execute our investment discipline. We continue to invest in high quality growing companies that have sustainable competitive advantages and we strive to pay attractive prices. In fact, we believe the Portfolio exhibits the best combination of sustainable growth and bargain basement prices that we have seen in recent memory.


CAPITAL APPRECIATION PORTFOLIO
                          Cumulative                            Average Annual
                         Total Return*                          Total Return*

                            SINCE                                   SINCE
                          INCEPTION              1 YEAR           INCEPTION
--------------------------------------------------------------------------------
CLASS I                        0.68%               1.69%               0.68%

CLASS II                    (10.16)%             (4.41)%             (8.22)%

CLASS III*                   (5.73)%             (0.52)%             (4.61)%

RUSSELL 2500
GROWTH INDEX
 CLASS I                       1.83%               3.39%               1.37%
 CLASS II                      1.44%               3.39%               1.23%
 CLASS III                     1.44%               3.39%               1.23%

*TOTAL RETURNS ARE FOR THE PERIOD ENDED DECEMBER 31, 1998 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS SEPTEMBER 2, 1997. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON OCTOBER 2, 1997. THESE SHARES INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. ON OCTOBER 2, 1997, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 0.48% FOR 1 YEAR. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO]

BOND PORTFOLIO MANAGERS
JAMES TURNER AND STEVEN WISHNIA

Mr. Turner, CFA, is Senior Vice President with Highland Capital Management Corp. A 1959 graduate of the U.S. Military Academy, he received a MS degree from Stanford University in 1964. Mr. Turner was a vice president in the Trust Investment Department of FirsTier Bank, N.A. in Omaha, Nebraska from 1979 through 1986. Joining First Tennessee Investment Management in 1986, he was part of that group's merger with Highland Capital in 1994. He has co-managed the Portfolio since its inception.

Mr. Wishnia is Chairman of the Board of Highland Capital Management Corp. A 1972 graduate of Pace University, Mr. Wishnia was Treasurer of S.G. Securities, a closed-end mutual fund in Boston, MA from 1973 to 1975, prior to joining Highland Investment Corporation, the predecessor firm to Highland Capital. Mr. Wishnia was a co-founder of Highland Capital in 1987; he has co-managed the Portfolio since its inception.


SIX MONTHS IN REVIEW
--------------------------------------------------------------------------------

PERFORMANCE

For the six months ended December 31, 1998, the Class I, II, and III shares of the First Funds Bond Portfolio, returned 4.51%, 0.45%, and 2.89% respectively, net of fees and sales charges, versus a return of 5.17% for the Lehman Brothers Government/Corporate Bond Index.

MARKET REVIEW

The second half of 1998 was a time of considerable volatility in the bond market. Two events were catalysts. The first occurred in August when Russia declared a moratorium on the repayment of billions of dollars worth of debt. While European banks were affected the most, our debt markets were impacted significantly due to the close interconnections among the major players in the global financial community. The resulting turmoil led to the insolvency of several hedge funds and the near bankruptcy of another one. Since these funds operate primarily on money BORROWED from banks and brokers, this added fuel to the fire. The result

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS I INCEPTION IS AUGUST 2, 1993. MINIMUM INVESTMENT FOR CLASS I IS $100,000. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 20, 1995. CLASS II IS SUBJECT TO A MAXIMUM FRONT-END INITIAL SALES LOAD OF 3.75% AND $9,625 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

was major illiquidity in our debt markets--except Treasuries which were sought out as a safe haven. At the peak of the buying in October, 30-year Treasury yields dipped briefly to 4.69% (they began the period at 5.63%). The Federal Reserve stepped in with three rate reductions to help restore stability. Liquidity began slowly returning in November and funds began shifting from Treasuries back into corporate and mortgage bonds. In the process, yields on 30-year Treasuries drifted upwards to close out the period at 5.09%.

Although Russia and hedge fund problems roiled the markets, bonds continued to benefit from extremely mild inflation. Wholesale prices declined 0.1% for the year (down the second consecutive year) and consumer prices were up only 1.6% (the lowest level in 12 years). Global competition and an oil glut were the key factors in keeping downward pressure on prices. This added further impetus to the overall declines in interest rates that occurred.

PORTFOLIO UPDATE

There were no major changes in sector allocations over the last six months of 1998. Weightings of governments, mortgages and cash declined by a combined total of only 3% of the Portfolio's holdings. The corporate bond position increased by the same amount to end the year at 65% of the Portfolio.

[CHART]

Bond Portfolio
Asset Type Profile as of December 31, 1998


U.S. GOVERNMENT & AGENCY OBLIGATIONS          31.2%
MORTGAGE-BACKED OBLIGATIONS                    3.1%
MONEY MARKET MUTUAL FUNDS                      0.5%
CORPORATE BONDS                               65.2%

In retrospect, the Portfolio would have benefited from more exposure to governments due to the financial crises. Governments returned 5.44% for the period while corporate bond performance lagged with 4.25%. Fortunately, mortgages accounted for only a small weighting in the Portfolio--they under-performed the market with a return of 3.46%. However, mortgages were affected by declining interest rates rather than global events. Because of rate declines, homeowners found it attractive to refinance their mortgages. Consequently, investors avoided buying mortgage bonds because of concern that refinancings would cause their investments to be redeemed early.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 2, 1993. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


The structure of the Portfolio remained nearly unchanged for the period. The average maturity increased modestly from 8.6 to 8.7 years. Duration was unchanged at 5.6 years while the average quality moved down slightly from AA to A+.

CURRENT STRATEGY AND OUTLOOK

As the new year starts, two factors probably hold the key to bond performance. The first is inflation, which should be a positive influence. This stems from an oil glut that persists plus economic weakness in Asia and South America. Even Europe is starting to slow down and more interest rate cuts are expected there. The second is currency-related and is very difficult to judge. As long as our economy remains strong compared to other countries, the dollar should fare well against the major competing currencies in Europe and Japan. This should also attract funds into dollar-denominated assets and be good for bonds. But currency markets tend to be very unpredictable, so only time will tell.

Meanwhile, the Portfolio reflects a moderately positive bias regarding the outlook for interest rates. The intent is to be fully invested with a primary emphasis on corporate bonds. As a result of the financial upheaval last fall, they appear to constitute the best values versus governments and offer substantially better yields. Corporates also are benefiting from continuing improvement in liquidity. This should bode well for future performance in this sector.


BOND PORTFOLIO
                     Cumulative                  Average Annual
                    Total Return*                Total Return*

                       SINCE                                        SINCE
                     INCEPTION         1 YEAR         5 YEAR      INCEPTION
--------------------------------------------------------------------------------
CLASS I                  43.55%          9.00%          7.01%          6.89%

CLASS II                 36.42%          4.47%          5.93%          5.89%

CLASS III*               34.62%          6.71%          5.66%          5.63%

LEHMAN BROS.             45.63%          9.49%          7.31%          7.19%
GOV'T/CORP.
BOND INDEX

*TOTAL RETURNS ARE FOR THE PERIOD ENDED DECEMBER 31, 1998 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. FUND INCEPTION DATE IS AUGUST 2, 1993. ON DECEMBER 2, 1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO DECEMBER 2, 1993 FOR CLASS III IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 7.71% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON DECEMBER 20, 1995. THESE SHARES INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
FIRST FUNDS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO]

INTERMEDIATE BOND PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

Mr. Herbert, Vice President and Portfolio Manager for Martin & Company, is a graduate of the University of Tennessee. In 1979, he began his career with First American Bank and in 1987 he joined Culver Securities as a municipal debt underwriter. Mr. Herbert became Portfolio Manager for Valley Fidelity Bank in 1989 and three years later the bank merged with First Tennessee Bank. In 1998, Mr. Herbert joined Martin & Company as that firm became a subsidiary of First Tennessee National Corporation and has co-managed the Intermediate Bond Portfolio since its inception this year.

Mr. Flickinger, CFA, is Senior Vice President and Portfolio Manager for Martin & Company. Prior to joining the firm in 1990, he was Assistant Manager of the investment department of Home Federal Bank of Tennessee for six years. His 21-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville. Mr. Flickinger has co-managed the Intermediate Bond Portfolio since its inception.


SIX MONTHS IN REVIEW
--------------------------------------------------------------------------------

PERFORMANCE

For the six months ended December 31, 1998, the Class I, II, and III shares of the Intermediate Bond Portfolio returned 4.27%, 1.50%, and 2.78% respectively, net of fees and sales charges, versus the Lehman Brothers Government/Corporate Intermediate Bond Index return of 4.83% over the same period.

MARKET REVIEW

The bond market was influenced by the Federal Reserve's decisions to lower interest rates on three separate occasions during the third and fourth quarters of 1998. Agency and corporate bond markets recovered during the fourth quarter, while Treasuries performed poorly as the aberration brought about by the "flight to quality" during the third quarter dissipated. Interest rates fell around the world and it remains to be seen whether these rate cuts will keep those countries out of recession or depression.

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS
GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS I INCEPTION IS MARCH 2, 1998. MINIMUM INVESTMENT FOR CLASS I IS $100,000. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS
GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS II INCEPTION IS MARCH 9, 1998. CLASS II IS SUBJECT TO A MAXIMUM INITIAL FRONT-END SALES LOAD OF 2.50% AND $9,750 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

The U.S. economy steamed ahead with low inflation. The Consumer Price Index is on target to come in at just over 1.5% for the year. The decline of nearly 60% in oil prices over the past two years has certainly facilitated the current low inflationary environment. Labor costs are perhaps one of the only components that seems to be rising--about 3% since 1997. If oil prices rise and employment cost continue to escalate, inflation may rise to over 2% in 1999.

The continued low unemployment rate remains positive for the economy. Demand for people continues to increase in America's fastest growing service sector while manufacturing production jobs have been steadily decreasing. Technology is limiting the need for so many people in large businesses. This can only be good for corporate balance sheets as they strive to provide new value-added products.

There are several positives for the bond market. U.S. Government budget surplus estimates as high as $120 billion bode well for maintaining lower interest rates. The Fed remains in a tight posture and has room to move interest rates lower if they continue to see the problems that arose in the third quarter begin to affect the U.S. economy. With lower interest rates, corporate issues will continue to seek the inexpensive capital from the debt markets. Even with the spread contraction in corporate and agency issuers during the fourth quarter, the supply should continue to keep these spreads at attractive levels.

[CHART]

Intermediate Bond Portfolio
Asset Type Profile as of December 31, 1998


CORPORATE BONDS                               50.3%
U.S. GOVERNMENT & AGENCY OBLIGATIONS          46.6%
MORTGAGE-BACKED OBLIGATIONS                    1.6%
MONEY MARKET MUTUAL FUNDS                      1.5%

PORTFOLIO UPDATE

As real returns on fixed income securities declined during the third quarter, we reduced interest rate risk by shortening the Portfolio's duration in August and again in September from 3.15 years to 2.85 years. Higher spreads on agency and corporate issues made these sectors more attractive relative to Treasuries, and the Portfolio was over-weighted in these sectors. Purchases were concentrated in the 5- to 10-year sector. Treasuries to agency swaps were used to shorten the Portfolio

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS
GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS III INCEPTION IS MAY 19, 1998. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*


without reducing the yield. We ended the fourth quarter with a targeted duration of 85% of the Lehman Bros. Intermediate Gov't/Corp. Bond Index. We remain over-weighted in agencies and investment grade corporate bonds, which currently offer spreads of plus .30% to 1.00 % to the corresponding Treasury.

CURRENT STRATEGY AND OUTLOOK

In early January we increased our duration to 90% of the Index's duration in order to capture good value on the longer-end of the intermediate yield curve. This shift allows us to take almost full advantage of yield without having to go out to the long end. The curve remains nearly flat on maturities out to ten years. The 2-year Treasury yields 4.53% and the 10-year Treasury yields 4.65%. We do not believe the risk one assumes on the longer-end (10+ years) of the yield curve justifies the potential reward. The 30-Treasury yields slightly over 5.1%, offering too much risk (price volatility) for only a .45% increase in yield. Slight changes in yield can dramatically impact the price of long bonds. For example, at the end of the third quarter, the 30-year yielded 4.97%. At the end of the fourth quarter, the 30-year yielded 5.09%. With only an increase of
 .12% in yield, the total return of the long bond for the fourth quarter was -1.33%. By staying in the intermediate sector of the yield curve, we are able to get most of the yield with less risk than the longer-term bond funds.


INTERMEDIATE BOND PORTFOLIO

                          Cumulative                 Average Annual
                         Total Return*                Total Return*

                            SINCE                                   SINCE
                          INCEPTION              1 YEAR           INCEPTION
--------------------------------------------------------------------------------
CLASS I                        6.53%                N/A                 N/A

CLASS II                       3.59%                N/A                 N/A

CLASS III*                     3.73%                N/A                 N/A

LEHMAN BROS.
GOV'T/CORP.
INTERMEDIATE
BOND INDEX
 CLASS I                       7.14%                N/A                 N/A
 CLASS II                      7.14%                N/A                 N/A
 CLASS III                     6.27%                N/A                 N/A

*TOTAL RETURNS ARE FOR THE PERIOD ENDED DECEMBER 31, 1998 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS MARCH 2, 1998. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON MARCH 9, 1998. THESE SHARES INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .25% SHAREHOLDER SERVICES FEE. ON MAY 19, 1998, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE, A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN N/A FOR 1 YEAR. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

[PHOTO]

TENNESSEE TAX-FREE PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

Mr. Herbert, Vice President and Portfolio Manager for Martin & Company, is a graduate of the University of Tennessee. In 1979, he began his career with First American Bank and in 1987 he joined Culver Securities as a municipal debt underwriter. Mr. Herbert became Portfolio Manager for Valley Fidelity Bank in 1989 and three years later the bank merged with First Tennessee Bank. In 1998, Mr. Herbert joined Martin & Company as that firm became a subsidiary of First Tennessee National Corporation and has managed/co-managed the Tennessee Tax-Free Portfolio since its inception.

Mr. Flickinger, CFA, is Senior Vice President and Portfolio Manager for Martin & Company. Prior to joining the firm in 1990, he was Assistant Manager of the investment department of Home Federal Bank of Tennessee for six years. His 21-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville. Mr. Flickinger has co-managed the Tennessee Tax-Free Portfolio since March, 1998.


SIX MONTHS IN REVIEW
--------------------------------------------------------------------------------


PERFORMANCE

For the six months ended December 31, 1998, the Class I, II, and III shares of the Tennessee Tax-Free Portfolio returned 3.37%, 0.61%, and 2.20%, respectively, net of fees and sales charges, versus a return of 4.09% for the Lehman Brothers 10-Year Municipal Bond Index.

MARKET REVIEW

The bond market was primarily influenced in the third and fourth quarters of 1998 by the Federal Reserve's decision to lower interest rates on three separate occasions. Interest rates fell around the world. In fact, 36 central banks across the globe cut their rates a total of 71 times during the fourth quarter through December 17th. Many forecasters believe that further rate cuts are possible in the latter half of 1999.

The Consumer Price Index is on target to come in at just over 1.5% for the year. The decline of nearly 60% in oil prices over the past two years has certainly

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS I INCEPTION IS DECEMBER 15, 1995. MINIMUM INVESTMENT FOR CLASS I IS $100,000. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS II INCEPTION IS DECEMBER 29, 1995. CLASS II IS SUBJECT TO A MAXIMUM FRONT-END INITIAL SALES LOAD OF 2.50% AND $9,750 IS THE NET INITIAL INVESTMENT AFTER THE SALES LOAD IS DEDUCTED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

facilitated the current low inflationary environment. Labor costs are perhaps one of the only components that seem to be rising--about 3% since 1997. If oil prices rise and employment costs continue to escalate, inflation may rise to over 2% in 1999.

Unemployment remained at the historically low level of 4.4% which is one of the lowest rates in three decades. Manufacturing jobs is the one area where employment is falling. Most of these job loses occurred in the nondurable industries.

Economic, political and social problems in other parts of the world continued to influence the U.S. economy. While there have been numerous scares that resulted from fears of economic instability in Brazil, China, Latin America, and the Asian markets, the markets seem to only take breathers from the ascent into record territory.

The U.S. government appears to be on track to deliver a budget surplus that may surprise even the most optimistic forecaster. Analysts have been busy raising their projections for the 1999 surplus, a figure that is now estimated as high as $120 billion.

The market for municipal bonds showed strong resilience as investors sought a sound place to invest their capital. Municipal bond yields fell on average .30% during the last half of 1998 and were yielding as much as 95% of the Treasury's yield at the end of the third quarter. Some longer, lower-quality bonds actually had higher yields than did Treasuries. This represented an attractive investment alternative to the lower yields on the average fixed income security when adjusted for tax-benefit.

[CHART]

Tennessee Tax-Free Portfolio
Asset Type Profile as of December 31, 1998


TENNESSEE REVENUE BONDS                       48.3%
OTHER STATE GENERAL OBLIGATION BONDS           3.5%
OTHER STATE REVENUE BONDS                      2.5%
MONEY MARKET MUTUAL FUNDS                      0.2%
TENNESSEE GENERAL OBLIGATION BONDS            45.5%

PORTFOLIO UPDATE

During the 3rd and 4th quarters we bought bonds with maturities in 2004 to 2009. We were fortunate to have only a miniscule amount of bonds "called" given the

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

[GRAPH]

PLEASE NOTE: CLASS III INCEPTION IS DECEMBER 15, 1995. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.*

amount of bonds being refunded. The Portfolio shortened slightly over the period.

Due to the recent scrutiny of municipal bond insurers by the rating agencies, more bonds are being issued without insurance. In some ways this is good for the investors of the Portfolio. We are now able to buy more bonds with higher yields at superb credit qualities without paying the price of insurance. The investor benefits from the higher yield that would otherwise be given to the insurer in return for such insurance. We have and will continue to buy only bonds with high credit ratings.

CURRENT STRATEGY AND OUTLOOK

We maintained our targeted duration from the beginning of the 3rd quarter until the end of the year. At the beginning of the year we increased our duration in order to take advantage of good relative valuation on the longer-end of the curve. This shift will allow us to take nearly full advantage of yield from the yield curve without having to go to the long end of the curve. Municipal bonds still offer investors yields that are 90-95% of those of comparable Treasuries. On an after-tax basis, we feel that municipals continue to offer compelling value.


TENNESSEE TAX-FREE PORTFOLIO

                          Cumulative                 Average Annual
                         Total Return*                Total Return*

                            SINCE                                   SINCE
                          INCEPTION              1 YEAR           INCEPTION
--------------------------------------------------------------------------------
CLASS I                       20.26%               6.11%               6.24%

CLASS II                      17.16%               3.35%               5.33%

CLASS III*                    19.41%               4.80%               5.99%

LEHMAN BROS.                  22.66%               6.76%               6.85%
10-YEAR
MUNICIPAL
BOND INDEX

*TOTAL RETURNS ARE FOR THE PERIOD ENDED DECEMBER 31, 1998 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS DECEMBER 15, 1995. ON DECEMBER 15, 1995, THE PORTFOLIO ALSO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE AND A .50% DISTRIBUTION FEE. ON DECEMBER 29, 1995, THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES, WHICH INCLUDE A HIGHER TRANSFER AGENCY FEE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 5.80% FOR 1 YEAR. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------


DEFINITION OF COMMON TERMS

GAIN (OR LOSS)
     If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

DIVIDEND
     Net income distributed to shareholders generated by securities in a Portfolio. The Growth & Income, Bond, Intermediate Bond, Tennessee Tax-Free, and all the Money Market Portfolios pay dividends monthly. The Capital Appreciation Portfolio pays dividends annually.

NET ASSET VALUE (NAV)
     Total value of all securities and other assets held by a Portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own. NAV generally fluctuates daily for all the First Funds Portfolios except the Money Market Portfolios, which seek to maintain a stable $1.00 per share NAV.

INSURED BONDS
     Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and/or interest of the issuer. Examples of such companies would be MBIA (Municipal Bond Investors Assurance Corporation), or AMBAC (American Municipal Bond Assurance Corporation).

GENERAL OBLIGATION BONDS
     General Obligation Bonds (GOs) are debt backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds, street bonds and so on. These bonds are also known as FULL FAITH AND CREDIT bonds because the debt is a general obligation of the issuer.

REVENUE BONDS
     Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

BOND RATINGS
     The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments. The rating symbols of the two services are shown in the accompanying table.

               MOODY'S INVESTORS   STANDARD & POOR'S CORP.
               SERVICES, INC.      (PLUS (+) OR MINUS (-))
               -----------------   -----------------------
Prime          Aaa                 AAA
Excellent      Aa                  AA
Good           A                   A
Average        Baa                 BBB
Fair           Ba                  BB
Poor           B                   B
Marginal       Caa                 C

SEC YIELD
     The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

TOTAL RETURN
     Total return measures a Portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

DEFINITION OF INDICES

STANDARD & POOR'S 500 is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over one year.

LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities of up to ten years.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of shorter-term municipal bond performance and includes reinvestment of dividends and capital gains.

RUSSELL 2500 INDEX, an unmanaged index, measures performance of the 2,500 smallest companies in the Russell 3000 Index which represents approximately 23% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization was approximately $659 million; the median market capitalization was approximately $438 million. The largest company in the index had an approximate market capitalization of $2.6 billion.

The Russell 2500 Index is broken down further into a growth component and a value component. The Capital Appreciation Portfolio uses the Russell 2500 Growth Index as a benchmark.

The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.


xviii

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)


                                                                                       Value
                                                                     Shares          (Note 1)
                                                                     ------          -------
COMMON STOCKS - 96.5%
BASIC MATERIALS - 1.8%
Morton International, Inc.                                          606,500     $ 14,859,250
                                                                                ------------

CAPITAL GOODS - 3.0%
General Electric Co.                                                252,900       25,811,606
                                                                                ------------

COMMUNICATION SERVICES - 14.5%
Airtouch Communications, Inc.*                                      569,250       41,057,156
GTE Corp.                                                           419,375       27,259,375
MCI WorldCom, Inc.*                                                 407,429       29,233,031
Sprint Corp.                                                        291,700       24,539,263
                                                                                ------------

TOTAL COMMUNICATION SERVICES                                                     122,088,825

CONSUMER CYCLICALS - 7.3%
Federated Department Stores, Inc.*                                  563,700       24,556,181
Interpublic Group of Companies, Inc.                                462,700       36,900,325
                                                                                ------------

TOTAL CONSUMER CYCLICALS                                                          61,456,506
                                                                                ------------

CONSUMER STAPLES - 10.6%
Belo (A.H.) Corp., Class A                                          973,600       19,411,150
Pepsico, Inc.                                                       552,300       22,609,781
Sara Lee Corp.                                                      604,800       17,047,800
Sysco Corp.                                                       1,097,400       30,109,913
                                                                                ------------

TOTAL CONSUMER STAPLES                                                            89,178,644
                                                                                ------------

ENERGY - 8.9%
Coastal Corp.                                                       652,050       22,780,997
Repsol S.A. ADR                                                     176,117        9,620,391
Texaco, Inc.                                                        435,100       23,005,913
YPF S.A. ADR                                                        704,650       19,686,159
                                                                                ------------

TOTAL ENERGY                                                                      75,093,460
                                                                                ------------

FINANCE & INSURANCE - 20.0%
American International Group, Inc.                                  261,495       25,266,954
BankBoston Corp.                                                    638,000       24,842,125
Chase Manhattan Corp.                                               478,050       32,537,278
Fannie Mae                                                          408,800       30,251,200
SunAmerica                                                           10,210          828,286
Wells Fargo & Co.*                                                  899,200       35,911,800
UNUM Insurance Corp.                                                340,700       19,888,363
                                                                                ------------

TOTAL FINANCE & INSURANCE                                                        169,526,006
                                                                                ------------

HEALTH CARE - 16.6%
Abbott Laboratories                                                 540,800       26,499,200
Elan Corp., plc ADR*                                                470,825       32,751,764
Medtronic, Inc.                                                     351,975       26,134,144
Merck & Co., Inc.                                                   190,100       28,075,394
Schering-Plough Corp.                                               481,200       26,586,300
                                                                                ------------

TOTAL HEALTH CARE                                                                140,046,802
                                                                                ------------

TECHNOLOGY - 13.8%
Electronic Data Systems Corp.                                       631,900       31,752,975
EMC Corp.*                                                          519,700       44,174,500
Grainger (W. W.), Inc.                                              453,260       18,866,948
Motorola, Inc.                                                      357,750       21,845,109
                                                                                ------------

TOTAL TECHNOLOGY                                                                 116,639,532
                                                                                ------------

TOTAL COMMON STOCKS
  (Cost $499,483,414)                                                           $814,700,631
                                                                                ------------

SHORT-TERM INVESTMENTS - 3.5%
MONEY MARKET MUTUAL FUNDS - 3.5%
Vista Cash Money Market Fund                                     14,773,765       14,773,765
Vista Prime Money Market Fund                                    14,773,765       14,773,765
                                                                                ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $29,547,531)                                                              29,547,530
                                                                                ------------

TOTAL INVESTMENTS - 100%
  (Cost $529,030,945)                                                           $844,248,161
                                                                                ------------
                                                                                ------------

*Non-income producing security
ADR - American Depository Receipt

INCOME TAX INFORMATION:

At December 31, 1998, the net unrealized appreciation based on cost for income tax purposes of $528,983,399 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                          $319,038,126

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                            (3,868,456)
                                                                                ------------

Net unrealized appreciation                                                     $315,169,670
                                                                                ------------
                                                                                ------------

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1998 aggregated $80,891,230 and $86,457,974, respectively.


    The accompanying notes are an integral part of the financial statements

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

                                                                                       Value
                                                                     Shares          (Note 1)
                                                                     ------          --------
COMMON STOCKS - 100.0%
BASIC MATERIALS - 1.2%
Flanders Corp.*                                                      75,900     $    303,600
Minerals Technologies, Inc.                                           2,600          106,438
                                                                                ------------

TOTAL BASIC MATERIALS                                                                410,038
                                                                                ------------

CAPITAL GOODS - 7.3%
Aptar Group, Inc.                                                    11,200          314,300
JLK Direct Distribution, Inc., Class A*                              35,900          365,731
MSC Industrial Direct Co., Inc., Class A*                            22,500          509,063
Quanta Services, Inc.*                                               11,300          249,306
Superior Services, Inc.*                                             10,000          198,750
Zebra Technologies Corp., Class A*                                   31,800          914,250
                                                                                ------------

TOTAL CAPITAL GOODS                                                                2,551,400
                                                                                ------------

COMMUNICATION SERVICES - 3.8%
Centennial Cellular Corp., Class A                                    5,900          241,900
Clear Channel Communications, Inc.*                                  13,400          730,300
Sinclair Broadcast Group, Inc.*                                      18,900          369,731
                                                                                ------------

TOTAL COMMUNICATION SERVICES                                                       1,341,931
                                                                                ------------

CONSUMER CYCLICALS - 20.5%
Aftermarket Technology Corp.*                                        57,500          452,813
Catalina Marketing Corp.*                                            20,100        1,374,338
Coach USA, Inc.*                                                     34,300        1,189,781
Lithia Motors, Inc., Class A*                                         9,200          149,500
Nielsen Media Research*                                              93,766        1,687,788
Right Management Consultants, Inc.*                                  37,700          541,937
Scientific Games Holding Corp.*                                      30,000          566,250
Service Experts, Inc.*                                               30,500          892,125
Watsco, Inc.                                                         18,500          309,875
                                                                                ------------

TOTAL CONSUMER CYCLICALS                                                           7,164,407
                                                                                ------------

CONSUMER STAPLES - 13.4%
Apollo Group, Inc., Class A*                                         57,900        1,957,744
Barnett, Inc.*                                                       24,500          330,750
Strayer Education, Inc.                                              26,700          937,837
Valassis Communications, Inc.*                                       28,000        1,445,500
                                                                                ------------

TOTAL CONSUMER STAPLES                                                             4,671,831
                                                                                ------------

ENERGY - 2.1%
Noble Affiliates, Inc.*                                              10,400          256,100
Nuevo Energy Co.*                                                     7,300           83,950
Petroleum Geo-Services ASA-ADR*                                      26,400          415,800
                                                                                ------------

TOTAL ENERGY                                                                         755,850
                                                                                ------------
FINANCIAL - 10.4%
Amerin Corp.*                                                        26,900          652,325
Billing Concepts Corp.*                                              26,100          287,100
CMAC Investment Corp.                                                27,100        1,244,906
Enhance Financial Services Group, Inc.                               19,400          582,000
Federated Investors, Inc., Class B                                   24,900          451,312
HomeGold Financial, Inc.*                                            20,100           10,050
MBIA, Inc.                                                            2,607          170,921
UniCapital Corp.*                                                    31,800          234,525
                                                                                ------------

TOTAL FINANCIAL                                                                    3,633,139
                                                                                ------------

HEALTH CARE- 17.7%
Cardinal Health, Inc.                                                 9,832          746,003
First Commonwealth, Inc.*                                            17,300          225,981
IMPATH, Inc.*                                                         4,100          108,394
Mentor Corp.                                                         53,000        1,238,875
Patterson Dental Co.*                                                13,900          602,913
Perclose, Inc.*                                                       9,700          320,100
Respironics, Inc.*                                                   81,500        1,630,000
Xomed Surgical Products, Inc.*                                       40,800        1,303,050
                                                                                ------------

TOTAL HEALTH CARE                                                                  6,175,316
                                                                                ------------

TECHNOLOGY - 23.6%
American Management Systems, Inc.*                                   41,600        1,664,000
Artesyn Technologies, Inc.*                                          90,694        1,269,716
The BISYS Group, Inc.*                                               13,900          715,850
Black Box Corp.*                                                     37,200        1,392,675
CCC Information Services Group, Inc.*                                75,500        1,283,500
INSpire Insurance Solutions,Inc.*                                     7,100          129,575
International Telecommunication Data
   Systems, Inc.*                                                     7,700          111,169
Mastech Corp.*                                                       30,700          867,275
PPT Vision, Inc.*                                                    20,000          100,000
Tollgrade Communications,Inc.*                                       15,400          300,300
UBICS, Inc.*                                                         36,300          190,575
Ziff-Davis, Inc.*                                                    14,100          222,956
                                                                                ------------

TOTAL TECHNOLOGY                                                                   8,247,591
                                                                                ------------

TOTAL COMMON STOCKS
  (Cost $33,376,743)                                                              34,951,503
                                                                                ------------

TOTAL INVESTMENTS - 100%
  (Cost $33,376,743)                                                            $ 34,951,503
                                                                                ------------
                                                                                ------------

*Non-income producing security
ADR - American Depository Receipt

INCOME TAX INFORMATION:

At December 31, 1998, the net unrealized appreciation based on cost for income tax purposes of $33,255,516 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                   $  5,630,015

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                   (4,176,482)
                                                                                ------------
Net unrealized appreciation                                                     $  1,453,533
                                                                                ------------
                                                                                ------------

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1998 aggregated $8,898,753 and $8,880,746, respectively.



    The accompanying notes are an integral part of the financial statements

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                                               Principal            Value
Date           Coupon                                                Amount          (Note 1)
----           ------                                             ---------          -------
U.S GOVERNMENT & AGENCY OBLIGATIONS - 31.2%
U.S. TREASURY BONDS - 14.8%
05/15/16      7.250%                                           $ 12,120,000     $ 14,703,075
08/15/23      6.250%                                             17,050,000       19,074,687
                                                                                ------------
                                                                                  33,777,762
                                                                                ------------
U.S. TREASURY NOTES - 11.5%
04/30/00      6.750%                                              1,000,000        1,026,250
05/31/01      6.500%                                              4,880,000        5,082,827
02/28/02      6.250%                                              1,100,000        1,149,500
08/15/02      6.375%                                              2,945,000        3,106,056
10/31/02      5.750%                                              1,000,000        1,035,938
08/15/03      5.750%                                              3,750,000        3,914,062
02/15/04      5.875%                                              2,915,000        3,076,237
02/15/06      5.625%                                              4,930,000        5,199,612
08/15/07      6.125%                                              1,150,000        1,256,735
02/15/08      5.500%                                              1,240,000        1,314,400
                                                                                ------------

                                                                                  26,161,617
                                                                                ------------
FEDERAL HOME LOAN BANK - 1.9%
11/06/02      6.250%                                              2,200,000        2,238,786
11/19/02      6.220%                                              2,225,000        2,241,903
                                                                                ------------

                                                                                   4,480,689
                                                                                ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.1%
12/14/01      4.750%                                              2,500,000        2,477,380
11/12/02      6.340%                                              1,100,000        1,109,915
11/20/02      6.170%                                              1,100,000        1,117,754
                                                                                ------------

                                                                                   4,705,049
                                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.9%
10/11/06      7.150%                                              2,000,000        2,096,600
                                                                                ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $66,915,843)                                                              71,221,717
                                                                                ------------

CORPORATE BONDS & NOTES - 65.2%
BANKS - 4.0%
Barnett Cap II
12/01/26      7.950%                                              3,125,000        3,295,700
First Chicago Corp.
01/15/03      7.625%                                              3,250,000        3,478,738
First Empire Cap Tr I
02/01/27      8.234%                                              2,200,000        2,379,652
                                                                                 -----------
TOTAL BANKS                                                                        9,154,090
                                                                                ------------

BASIC MATERIALS - 0.8%
USX Corp.
01/21/99     8.050%                                               1,765,000        1,766,244
                                                                                ------------

BROKER/DEALERS - 7.6%
Bear Stearns Co.
08/01/02      6.500%                                              3,000,000        3,069,735
Donaldson, Lufkin & Jenrette, Inc.
07/15/03      6.170%                                              3,000,000        2,986,173
11/01/05      6.875%                                              1,000,000        1,030,029
02/15/16      5.625%                                              2,000,000        1,963,838
Lehman Brothers, Inc.
02/26/01      6.000%                                              2,500,000        2,481,760
04/15/03      7.250%                                              3,500,000        3,605,206
Merrill Lynch, Inc.
01/15/07      7.000%                                              2,125,000        2,157,447
                                                                                ------------
TOTAL BROKER/DEALERS                                                              17,294,188
                                                                                ------------

CAPITAL GOODS - 10.6%
Arrow Electronics, Inc.
01/15/07      7.000%                                              3,150,000        3,339,306
Dover Corp.
11/15/05      6.450%                                              3,525,000        3,734,142
Lockheed Martin Corp.
05/15/01      6.850%                                              2,250,000        2,322,034
03/15/03      6.750%                                              3,500,000        3,636,507
Raytheon Co.
08/15/00      6.300%                                              2,500,000        2,539,795
07/15/05      6.500%                                              3,525,000        3,706,330
Tyco International Limited
11/01/01      6.500%                                              2,550,000        2,603,989
06/15/28      7.000%                                              2,300,000        2,372,984
                                                                                ------------

TOTAL CAPITAL GOODS                                                               24,255,087
                                                                                ------------

CONSUMER NON-DURABLES - 3.6%
Anheuser Busch, Inc.
06/01/05      6.750%                                              1,000,000        1,032,500
09/01/05      7.000%                                              2,400,000        2,506,730
Coca-Cola Enterprises, Inc.
10/15/36      6.700%                                              2,250,000        2,352,197
Philip Morris, Inc.
12/01/99      7.125%                                              2,200,000        2,234,038
                                                                                ------------

TOTAL CONSUMER NON-DURABLES                                                        8,125,465
                                                                                ------------

CONSUMER SERVICES - 13.6%
Airtouch Communications, Inc.
05/01/08      6.650%                                              4,450,000        4,720,088
Belo (AH) Corp.
06/01/02      6.875%                                              3,750,000        3,856,552
MCI WorldCom, Inc.
04/15/02      6.125%                                              4,425,000        4,495,822
Price/Costco, Inc.
06/15/05      7.125%                                              3,600,000        3,870,418
USA Waste Services, Inc.
10/01/04      7.000%                                              3,000,000        3,136,956
WMX Technologies, Inc.
10/15/00      6.250%                                              3,100,000        3,119,797
Wal-Mart Stores, Inc.
02/01/10      5.650%                                              3,800,000        3,822,112
Waste Management Step Bond
10/01/02      7.700%                                              3,800,000        4,026,225
                                                                                ------------

TOTAL CONSUMER SERVICES                                                           31,047,970
                                                                                ------------

FINANCIAL SERVICES - 14.3%
Aon Capital Trust
01/01/27      8.205%                                              2,700,000        3,078,661
Associates Corp. of North America
09/17/99      6.680%                                              1,905,000        1,921,730
10/15/02      6.375%                                              1,000,000        1,026,736
05/15/37      5.960%                                              1,500,000        1,538,981
BHP Finance USA
03/01/06      6.690%                                              3,350,000        3,417,908


    The accompanying notes are an integral part of the financial statements

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                                               Principal            Value
Date          Coupon                                                 Amount          (Note 1)
----          ------                                              ---------          -------
CORPORATE BONDS & NOTES (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
CNA Financial Corp.
04/15/05      6.500%                                            $ 2,725,000     $  2,741,565
Countrywide Home Loans, Inc.
10/22/04      6.840%                                              2,500,000        2,565,275
Ford Motor Credit Co.
09/25/01      7.000%                                              3,345,000        3,475,412
General Motors Acceptance Corp.
12/07/01      5.350%                                              3,500,000        3,487,771
Mellon Financial
02/15/10      6.375%                                              2,500,000        2,607,055
Nationwide Mutual Insurance Co.
02/15/04      6.500%                                              1,000,000        1,033,150
Provident Companies, Inc.
03/15/28      7.250%                                              2,600,000        2,704,949
Sun Canada Financial Co. 144A*
12/15/07      6.625%                                              2,850,000        2,999,936
                                                                                ------------

TOTAL FINANCIAL SERVICES                                                          32,599,129
                                                                                ------------

TRAVEL & TRANSPORTATION - 5.2%
Continental Airlines, Inc., Series 974B
01/02/17      6.900%                                              3,000,000        3,051,840
Norfolk Southern Corp.
02/15/04      7.875%                                              2,400,000        2,637,562
Northwest Airlines Corp.
01/02/15      7.670%                                              2,244,889        2,392,939
Union Pacific Corp.
01/15/04      6.125%                                              3,725,000        3,712,532
                                                                                ------------

TOTAL TRAVEL & TRANSPORTATION                                                     11,794,873
                                                                                ------------

UTILITIES - 5.5%
BellSouth Corp.
06/01/28      6.375%                                              2,225,000        2,330,665
GTE Corp.
04/15/06      6.360%                                              4,400,000        4,626,552
11/01/08      6.900%                                              3,200,000        3,495,914
Public Service Electric & Gas Co.
11/01/01      7.875%                                              2,000,000        2,122,136
                                                                                ------------

TOTAL UTILITIES                                                                   12,575,267
                                                                                ------------

TOTAL CORPORATE BONDS & NOTES
  (Cost $143,766,577)                                                            148,612,313
                                                                                ------------

MORTGAGE-BACKED OBLIGATIONS - 3.1%
Federal National Mortgage Association,
1994-M3, Class B
04/25/06      7.710%                                              1,084,642        1,090,743
Federal National Mortgage Association,
1997-M5, Class C
08/25/07      6.740%                                              3,400,000        3,591,794
Federal National Mortgage Association,
Pool #250885
04/01/27      7.500%                                              2,294,279        2,355,222
Government National Mortgage Association,
Pool #26825
09/15/08      9.000%                                                 81,916           87,394
                                                                                ------------

TOTAL MORTGAGE-BACKED OBLIGATIONS
  (Cost $6,936,814)                                                                7,125,153
                                                                                ------------


                                                                                       Value
                                                                                     (Note 1)
                                                                                     -------
MONEY MARKET MUTUAL FUNDS - 0.5%
Vista Cash Money Market Fund                                        582,679     $    582,679
Vista Prime Money Market Fund                                       582,679          582,679
                                                                                ------------

TOTAL MONEY MARKET MUTUAL FUNDS                                                    1,165,358
  (Cost $1,165,358)                                                             ------------

TOTAL INVESTMENTS - 100%
  (Cost $218,784,592)                                                           $228,124,541
                                                                                ------------
                                                                                ------------

*Security exempt from registration under Rule 144A of the Securities Act of 1933.
 This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, this security amounted to a value of $2,999,936 or 1.3% of net assets.

INCOME TAX INFORMATION:

At December 31, 1998, the net unrealized appreciation based on cost for income tax purposes of $218,782,810 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                          $  9,471,639

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                              (133,472)
                                                                                ------------

Net unrealized appreciation                                                     $  9,338,167
                                                                                ------------
                                                                                ------------

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1998 aggregated $31,594,806 and $24,868,222, respectively. Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the six months ended December 31, 1998 aggregated $12,379,590 and $16,212,205, respectively.


    The accompanying notes are an integral part of the financial statements.

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                                               Principal            Value
Date          Coupon                                                 Amount          (Note 1)
----          ------                                              ---------          -------
U.S GOVERNMENT & AGENCY OBLIGATIONS - 46.6%
U.S. TREASURY NOTES - 26.0%
03/31/99      6.250%                                            $ 1,000,000     $  1,003,750
04/30/99      6.500%                                              1,700,000        1,710,095
09/30/99      7.125%                                              4,000,000        4,071,252
02/15/00      5.875%                                              1,000,000        1,012,813
02/29/00      7.125%                                              1,500,000        1,540,782
04/30/00      6.750%                                              7,000,000        7,183,750
05/15/00      6.375%                                              1,000,000        1,022,500
05/31/00      6.250%                                              6,000,000        6,127,500
06/30/00      5.875%                                              5,000,000        5,087,500
08/31/00      6.250%                                              3,000,000        3,075,939
10/31/00      5.750%                                              3,000,000        3,057,189
04/30/01      6.250%                                              2,000,000        2,070,626
08/31/01      6.500%                                              8,000,000        8,362,504
10/31/01      6.250%                                              5,000,000        5,207,815
05/31/02      6.500%                                              2,000,000        2,111,876
08/15/02      6.375%                                              1,000,000        1,054,688
10/31/02      5.750%                                              2,000,000        2,071,876
                                                                                ------------

                                                                                  55,772,455
                                                                                ------------
FEDERAL HOME LOAN BANK - 4.7%
09/20/00      6.125%                                              3,000,000        3,054,201
11/06/02      6.250%                                                600,000          610,578
11/19/02      6.220%                                              1,400,000        1,410,636
09/02/03      5.575%                                              5,000,000        5,072,875
                                                                               -------------

                                                                                  10,148,290
                                                                                ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.0%
01/07/99      5.220%                                              5,000,000        4,997,865
11/12/02      6.340%                                                700,000          706,310
11/20/02      6.170%                                                700,000          711,298
                                                                                ------------

                                                                                   6,415,473
                                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.7%
09/20/00      6.110%                                              2,000,000        2,036,390
03/15/01      5.625%                                              5,000,000        5,070,420
01/15/03      5.250%                                              5,000,000        5,039,890
06/28/04       6.48%                                              4,000,000        4,232,164
11/13/06      6.950%                                              2,100,000        2,186,276
                                                                                ------------

                                                                                  18,565,140
                                                                                ------------
STUDENT LOAN MARKETING ASSOCIATION - 2.3%
02/10/99      5.400%                                              5,000,000        4,999,860
                                                                                ------------

TENNESSEE VALLEY AUTHORITY - 1.9%
11/01/00      6.000%                                              4,000,000        4,074,676
                                                                                ------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $98,646,233)                                                              99,975,894
                                                                                ------------

CORPORATE BONDS & NOTES - 50.3%
BANKS - 5.3%
BancOne Corp.
05/01/07      7.600%                                                725,000          809,948
Bank One Texas
02/15/08      6.250%                                              5,000,000        5,168,650
First Chicago Corp.
01/15/03      7.625%                                              1,525,000        1,632,331
National City Corp.
03/01/04      6.625%                                              1,650,000        1,730,551
Wachovia Corp.
02/20/01      5.400%                                              2,000,000        1,995,944
                                                                                ------------

TOTAL BANKS                                                                       11,337,424
                                                                                ------------

BASIC MATERIALS - 4.0%
Aluminum Co. of America
02/01/01      5.750%                                              2,000,000        2,023,066
E.I. du Pont de Nemours & Co.
10/11/00      6.210%                                              2,000,000        2,033,082
09/01/02      6.500%                                              3,000,000        3,142,443
USX Corp.
01/21/99     8.050%                                               1,425,000        1,426,005
                                                                                ------------

TOTAL BASIC MATERIALS                                                              8,624,596
                                                                                ------------

BROKER/DEALERS - 5.0%
Merrill Lynch & Co., Inc.
02/12/03      6.000%                                              4,000,000        4,037,116
08/01/04      6.550%                                              1,400,000        1,451,090
Morgan Stanley Group, Inc.
03/01/07      6.875%                                              5,000,000        5,307,800
                                                                                ------------

TOTAL BROKER/DEALERS                                                              10,796,006
                                                                                ------------

CAPITAL GOODS - 2.6%
Lockheed Martin Corp.
05/15/01      6.850%                                                650,000          670,810
03/15/03      6.750%                                              1,300,000        1,350,703
Raytheon Co.
08/15/02      6.450%                                              1,350,000        1,389,194
Rockwell International
09/15/02      6.750%                                              2,000,000        2,091,834
                                                                                ------------

TOTAL CAPITAL GOODS                                                                5,502,541
                                                                                ------------

CONSUMER NON-DURABLES - 3.0%
J C Penney & Company, Inc.
06/15/99      6.875%                                              2,000,000        2,009,954
Nike, Inc.
06/16/00      6.510%                                              2,000,000        2,021,602
Philip Morris, Inc.
01/01/01      9.000%                                              1,250,000        1,331,110
Sara Lee Corp.
10/18/99      6.400%                                              1,000,000        1,007,183
                                                                                ------------

TOTAL CONSUMER NON-DURABLES                                                        6,369,849
                                                                                ------------

CONSUMER SERVICES - 9.3%
Belo (AH) Corp.
06/01/02      6.875%                                              1,650,000        1,696,883
CPC International, Inc.
09/19/00      6.200%                                              2,000,000        2,034,992
Pitney Bowes, Inc.
07/16/01      6.780%                                              1,000,000        1,033,129
02/01/05      5.950%                                              5,000,000        5,162,795
Price/Costco, Inc.
06/15/05      7.125%                                              1,375,000        1,478,285
Safeway, Inc.
09/15/04      6.850%                                              1,400,000        1,464,081
Walt Disney Co.
12/15/03      5.125%                                              5,000,000        4,955,850


    The accompanying notes are an integral part of the financial statements.

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                                               Principal            Value
Date          Coupon                                                 Amount          (Note 1)
----          ------                                              ---------          -------
CORPORATE BONDS & NOTES (CONTINUED)
CONSUMER SERVICES (CONTINUED)
Wal-Mart Stores, Inc.
05/15/02      6.750%                                            $ 2,000,000     $  2,107,515
                                                                                ------------

TOTAL CONSUMER SERVICES                                                           19,933,530
                                                                                ------------

FINANCIAL SERVICES - 11.1%
BHP Finance USA
03/01/06      6.690%                                              1,350,000        1,377,366
CNA Financial Corp.
11/15/03      6.250%                                              2,000,000        2,002,094
Capital Holdings Corp.
10/21/99      8.900%                                              1,450,000        1,487,971
Cigna Corp.
01/15/06      6.375%                                              1,350,000        1,355,866
Dow Jones & Co., Inc.
12/01/00      5.750%                                              1,000,000        1,011,650
Ford Motor Credit Co.
11/08/00      6.250%                                              2,000,000        2,029,724
09/25/01      7.000%                                              1,000,000        1,038,987
General Electric Capital Corp.
12/15/01      6.290%                                              5,000,000        5,097,585
04/15/02      7.450%                                              2,000,000        2,121,460
05/01/18      6.660%                                              2,000,000        2,035,046
Household Finance Corp.
06/30/00      6.375%                                                250,000          252,806
International Lease Finance
11/01/99      6.125%                                              2,000,000        2,009,188
Norwest Corp.
04/01/00      7.125%                                              2,000,000        2,038,298
                                                                                ------------

TOTAL FINANCIAL SERVICES                                                          23,858,041
                                                                                ------------

TRAVEL & TRANSPORTATION - 2.0%
Norfolk Southern Corp.
05/15/07      7.350%                                              3,800,000        4,187,015
                                                                                ------------

UTILITIES - 8.0%
Duke Energy Corp.
11/01/99      8.000%                                              1,000,000        1,022,913
GTE Corp.
11/01/08      6.900%                                              3,500,000        3,823,655
Kentucky Utilities Co.
06/15/00      5.950%                                              2,000,000        2,019,934
National Rural Utilities
04/01/01      6.450%                                              2,000,000        2,049,844
New York Telephone
02/15/04      6.250%                                                875,000          908,438
Texas Utilities Co.
10/01/02      6.200%                                              2,000,000        2,064,004
U.S. WEST CAPITAL FUNDING, INC.
07/15/05      6.250%                                              5,000,000        5,215,315
                                                                                ------------

TOTAL UTILITIES                                                                   17,104,103
                                                                                ------------

TOTAL CORPORATE BONDS & NOTES
  (Cost $104,711,023)                                                            107,713,105
                                                                                ------------

MORTGAGE-BACKED OBLIGATIONS - 1.6%
Federal Home Loan Mortgage Corporation
Series 1665 Class KA
07/15/00      6.500%                                                138,083          138,884
Federal Home Loan Mortgage Corporation
1698
10/15/06      6.000%                                              3,000,000        3,014,520
Federal National Mortgage Association
Series 1994-27, Class PK
06/25/00      6.500%                                                267,239          266,740
                                                                                ------------

TOTAL MORTGAGE-BACKED OBLIGATIONS
  (Cost $3,403,230)                                                                3,420,144
                                                                                ------------

MONEY MARKET MUTUAL FUNDS - 1.5%
Vista U.S. Government
    Money Market Fund                                             3,135,179        3,135,179
                                                                                ------------

TOTAL MONEY MARKET MUTUAL FUNDS                                                    3,135,179
  (Cost $3,135,179)                                                             ------------

TOTAL INVESTMENTS - 100%
  (Cost $209,895,665)                                                           $214,244,322
                                                                                ------------
                                                                                ------------

INCOME TAX INFORMATION:

At December 31, 1998, the net unrealized appreciation based on cost for income tax purposes of $209,895,665 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                          $  4,719,563

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                              (370,906)
                                                                                ------------

Net unrealized appreciation                                                     $  4,348,657
                                                                                ------------
                                                                                ------------

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1998 aggregated $53,368,078 and $42,647,357, respectively. Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the six months ended December 31, 1998 aggregated $5,020,313 and $6,389,688, respectively.


    The accompanying notes are an integral part of the financial statements.

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                                           Bond Rating         Principal            Value
Date           Coupon                           Moody/S&P            Amount          (Note 1)
----           ------                         -----------         ---------          -------
TENNESSEE MUNICIPAL OBLIGATIONS - 93.8%
GENERAL OBLIGATION BONDS - 45.5%
Anderson County
Refunding & Improvement -
Rural Elementary School
03/01/08       5.150%, FGIC                       Aaa/AAA        $  500,000      $   522,063
Chattanooga
09/01/02       5.000%                              Aa3/AA         1,900,000        1,985,863
11/01/06       5.600%                              Aa3/AA           500,000          537,288
05/01/08       5.400%, FSA                        Aaa/AAA           500,000          530,637
Crockett County
04/01/11       5.000%, AMBAC                       Aaa/NR           500,000          514,604
Franklin City
Special School District
06/01/12       5.100%                              Aa3/NR         2,500,000        2,601,625
Franklin County
03/01/13       5.250%, MBIA                       Aaa/AAA           750,000          779,892
Gatlinburg
11/01/04       4.500%, FGIC                        Aaa/NR         3,000,000        3,096,123
Grundy County
05/01/06       5.350%, FGIC                       Aaa/AAA           300,000          323,483
Hamilton County
07/01/03       5.200%                              Aa2/NR         1,000,000        1,054,448
07/01/05       5.400%                              Aa2/NR           500,000          539,126
Jackson
Refunding & Improvement
03/01/14       5.125%, MBIA                        Aaa/NR         3,100,000        3,170,370
Johnson City
03/01/04       6.500%                               A1/NR           250,000          263,672
06/01/07       4.350%, FGIC                       Aaa/AAA         3,000,000        3,061,413
06/01/08       5.600%, FSA                        Aaa/AAA           500,000          544,160
06/01/12       5.900%, FSA                        Aaa/AAA           245,000          270,192
05/01/14       5.500%, FGIC                       Aaa/AAA         2,250,000        2,382,050
Kingsport
09/01/02       5.500%                               A1/NR         1,000,000        1,059,376
09/01/07       5.900%                               A1/A+         1,000,000        1,082,508
Knox County
04/01/08       5.100%                               Aa/AA         2,000,000        2,097,916
02/01/12       5.000%                              Aa3/AA         2,000,000        2,050,248
Knoxville
Refunding & Improvement
05/01/01       5.150%                              Aa3/AA         1,000,000        1,021,560
05/01/07       5.250%, MBIA                       Aaa/AAA         3,000,000        3,216,408
05/01/08       5.300%, MBIA                       Aaa/AAA         1,350,000        1,434,059
Lawrence County
08/01/99       5.900%, AMBAC                      Aaa/AAA         1,000,000        1,014,925
Maury County
04/01/07       5.125%, AMBAC                      Aaa/AAA         2,000,000        2,106,836
Memphis
08/01/06       5.200%                              Aa/AA            500,000          522,462
11/01/10       5.200%                               Aa/AA         1,000,000        1,052,463
07/01/12       5.250%                               Aa/AA         3,000,000        3,124,596
11/01/13       5.250%                               Aa/AA         1,000,000        1,038,285
Metropolitan Nashville & Davidson
12/01/06       6.600%                               Aa/AA         1,350,000        1,419,341
05/15/07       5.700%                               Aa/AA         1,000,000        1,068,285
12/01/07       5.000%                               Aa/AA         1,000,000        1,068,158
11/15/10       5.125%                              Aa2/AA           500,000          526,917
11/15/11       5.125%                              Aa2/AA         1,000,000        1,048,388
Monroe County
05/01/03       5.200%, AMBAC                      Aaa/AAA           500,000          521,239
Montgomery County
04/01/02       6.900%                             Aaa/AAA           500,000          531,175
Murfreesboro
05/01/00       6.250%                               A1/NR           250,000          258,600
08/01/04       5.500%                               A1/NR         1,000,000        1,054,487
Oak Ridge
07/01/08       5.400%                               Aa/A+         1,000,000        1,057,319
07/01/10       5.550%                               Aa/A+           500,000          527,553
Putnam County, MBIA
04/01/05       5.250%                             Aaa/AAA         3,000,000        3,199,398
04/01/07       5.100%                             Aaa/AAA         1,540,000        1,626,662
Rutherford County
04/01/08       5.200%                             Aa3/AA-         2,000,000        2,099,950
04/01/09       5.250%                             Aa3/AA-           500,000          531,846
Sevier County
04/01/08       5.250%, FGIC                       Aaa/AAA           750,000          790,960
Shelby County
04/01/03       5.000%                             Aa2/AA+           500,000          523,514
03/01/04       5.550%                             Aa2/AA+         1,000,000        1,038,476
04/01/09       5.500%                             Aa2/AA+         1,500,000        1,611,687
06/01/09       5.625%                             Aa2/AA+         1,000,000        1,087,659
11/01/09       5.300%                             Aa2/AA+         3,000,000        3,199,602
04/01/10       5.500%                             Aa2/AA+           750,000          793,416
04/01/14       5.625%                             Aa2/AA+         2,000,000        2,118,082
Tennessee State
06/01/05       6.700%                             Aaa/AAA         1,000,000        1,083,887
03/01/06       5.300%                             Aaa/AAA         2,500,000        2,677,130
05/01/06       5.000%                             Aaa/AAA           600,000          636,602
03/01/07       5.400%                             Aaa/AAA         1,740,000        1,878,099
05/01/08       5.000%                             Aaa/AAA         5,000,000        5,357,820
05/01/09       4.750%                             Aaa/AAA         2,000,000        2,067,426
05/01/13       5.300%                             Aaa/AAA           750,000          799,028
Tipton County
04/01/12       5.250%, AMBAC                       Aaa/NR           500,000          525,922
Weakley County
05/01/09       5.000%, FGIC                       Aaa/AAA           350,000          361,868
White House
02/01/12       5.300%, MBIA                       Aaa/AAA         1,000,000        1,030,911
Williamson County
04/01/06       5.500%                              Aa1/NR         2,000,000        2,121,672
05/01/10       4.800%                              Aa1/NR         1,000,000        1,014,219
Wilson County
03/30/07       5.000%, FSA                         Aaa/NR         2,000,000        2,103,308
04/01/07       5.250%                               A1/NR         1,000,000        1,062,415
06/01/13       5.500%, FGIC                       Aaa/AAA           500,000          523,992
                                                                                 -----------
TOTAL GENERAL OBLIGATION BONDS                                                    93,945,664
                                                                                 -----------

REVENUE BONDS - 48.3%
AIRPORT AUTHORITY - 1.3%
Memphis - Shelby County
09/01/12       5.350%                            Baa2/BBB           500,000          524,734
Metropolitan Nashville
07/01/08       4.600%, FGIC                       Aaa/AAA         2,000,000        2,055,822
                                                                                 -----------

TOTAL AIRPORT AUTHORITY                                                            2,580,556
                                                                                 -----------

HEALTH & EDUCATION - 18.5%
Anderson County
Methodist Medical Center
07/01/05       5.500%                               A1/NR         1,400,000        1,468,688
07/01/08       5.700%                               A1/NR         1,000,000        1,048,885
Blount County
07/01/09       5.250%                             Baa1/NR         2,765,000        2,874,007


    The accompanying notes are an integral part of the financial statements.

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                           Bond Rating         Principal            Value
Date           Coupon                           Moody/S&P            Amount          (Note 1)
----           ------                         -----------         ---------          --------
TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
REVENUE BONDS (CONTINUED)
HEALTH & EDUCATION (CONTINUED)
Bradley County
03/01/06       5.300%, MBIA                       Aaa/AAA        $  500,000      $   515,072
Bristol
Memorial Hospital
09/01/13       5.125%, FGIC                       Aaa/AAA         1,500,000        1,530,440
Chattanooga-Hamilton
10/01/04       5.375%, FSA                        Aaa/AAA         2,000,000        2,131,970
Franklin
09/01/09       4.750%                               NR/A+         2,150,000        2,220,795
Jackson
04/01/06       5.300%                               A1/A+         1,000,000        1,059,098
04/01/07       5.300%                               A1/A+         2,000,000        2,133,244
04/01/10       5.500%, AMBAC                      Aaa/AAA           400,000          427,000
Johnson City
07/01/09       5.125%, MBIA                        NR/AAA         5,705,000        6,027,766
Knox County
Ft. Sanders
01/01/04       7.000%, MBIA                       Aaa/AAA           500,000          527,271
Knox County
Baptist Health
04/15/02       4.600%, AMBAC                      Aaa/AAA           500,000          511,765
04/15/11       5.500%, CONLEE                      NR/AAA         3,000,000        3,232,737
Metropolitan Nashville & Davidson
Baptist Hospital
11/01/05       5.000%, MBIA                       Aaa/AAA         1,000,000        1,047,644
Metropolitan Nashville & Davidson
Meharry
12/01/04       7.875%                              Aaa/NR           225,000          252,209
Shelby County
Methodist Healthcare, MBIA
04/01/02       5.000%                             Aaa/AAA         2,700,000        2,796,352
04/01/03       5.000%                             Aaa/AAA         2,000,000        2,079,714
08/01/06       4.350%                              NR/AAA         2,335,000        2,366,562
08/01/12       5.500%                             Aaa/AAA         2,000,000        2,119,102
Sullivan County
Holston Valley Healthcare, MBIA
02/15/09       7.200%                             Aaa/AAA           750,000          795,609
02/15/13       5.750%                             Aaa/AAA         1,000,000        1,058,095
                                                                                 -----------
TOTAL HEALTH & EDUCATION                                                          38,224,025
                                                                                 -----------

HOUSING - 1.0%
Metropolitan Nashville & Davidson
Multi-Family Housing
02/01/21       5.200%, FSA                         NR/AAA         1,000,000        1,033,307
Tennessee Housing
Development Agency
07/01/03       6.700%                              Aa2/AA           190,000          199,852
01/01/11       5.800%                              Aa2/AA           400,000          427,084
07/01/13       5.800%                              Aa2/AA           350,000          365,771
                                                                                 -----------

TOTAL HOUSING                                                                      2,026,014
                                                                                 -----------

INDUSTRIAL DEVELOPMENT - 0.8%
Hamilton County
09/01/01       5.300%, FGIC                       Aaa/AAA         1,000,000        1,038,675
Memphis-Shelby County
03/15/05       5.400%                              NR/AA-           650,000          701,011
                                                                                 -----------

TOTAL INDUSTRIAL DEVELOPMENT                                                       1,739,686
                                                                                 -----------

PUBLIC BUILDING AUTHORITY - 1.4%
Gatlinburg
12/01/01       6.500%, AMBAC                      Aaa/AAA           500,000          538,208
Johnson City
09/01/14       5.000%, MBIA                       Aaa/AAA         1,000,000        1,019,134
Sevier County, AMBAC
09/01/06       5.500%                             Aaa/AAA           775,000          834,749
09/01/10       5.400%                              Aaa/NR           500,000          530,417
                                                                                 -----------

TOTAL PUBLIC BUILDING AUTHORITY                                                    2,922,508
                                                                                 -----------

STATE AUTHORITY - 4.1%
Tennessee State Local
Development Authority
03/01/02       6.600%                              A2/AA-           250,000          269,892
10/01/02       5.600%                                NR/A           400,000          426,214
03/01/03       6.700%                              A2/AA-           750,000          811,223
03/01/05       5.500%                              A2/AA-         2,500,000        2,696,895
03/01/14       5.125%, MBIA                       Aaa/AAA         2,000,000        2,057,342
10/01/14       6.450%                                NR/A         1,000,000        1,092,428
Tennessee State School
Board Authority
05/01/11       5.500%                               A1/AA           500,000          540,555
05/01/11       6.875%                               A1/AA           500,000          529,705
                                                                                 -----------

TOTAL STATE AUTHORITY                                                              8,424,254
                                                                                 -----------

UTILITY - 21.2%
Clarksville
Water, Sewer & Gas, MBIA
02/01/01       5.500%                             Aaa/AAA           500,000          517,564
02/01/10       5.300%                              Aaa/NR           900,000          959,315
Dickson
Electric
09/01/11       5.625%, MBIA                       Aaa/AAA         1,000,000        1,104,943
Fayetteville
Electric
04/01/11       5.250%                                A/NR         1,750,000        1,822,611
Franklin
Water & Sewer
09/01/11       5.000%                              Aa2/NR           750,000          773,962
Harpeth Valley
Utility District
09/01/03       5.250%                                A1/A         1,000,000        1,057,474
09/01/06       5.500%                                A1/A           500,000          537,702
09/01/11       5.500%                                A1/A         1,650,000        1,738,189
Johnson City
Electric
05/01/10       5.400%, MBIA                       Aaa/AAA           500,000          529,733
05/01/12       5.100%, MBIA                       Aaa/AAA         1,500,000        1,553,993
Knox Chapman
Water & Sewer
01/01/04       5.500%, MBIA                       Aaa/AAA           605,000          645,194
Knoxville
Electric
07/01/12       5.700%                              Aa3/AA           500,000          536,434
Knoxville
Gas
03/01/03       5.300%                              Aa3/AA         1,000,000        1,052,944
03/01/14       5.350%                              Aa3/AA         2,760,000        2,841,492
Knoxville
Waste Water
04/01/01       4.375%                              Aa3/AA         2,000,000        2,027,280


    The accompanying notes are an integral part of the financial statements.

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                           Bond Rating         Principal            Value
Date           Coupon                           Moody/S&P            Amount          (Note 1)
----           ------                         -----------         ---------          --------
TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
REVENUE BONDS (CONTINUED)
UTILITY (CONTINUED)
La Follette
Electric, AMBAC
06/01/11       5.800%                             Aaa/AAA        $  430,000     $    471,345
03/01/15       5.250%                              Aaa/NR         1,000,000        1,041,008
La Vergne
Water & Sewer
03/01/14       5.400%                               A1/NR           500,000          521,178
Lawrenceburg
Electric
07/01/06       5.200%, MBIA                       Aaa/AAA           345,000          367,914
Lenoir City
Electric
06/01/07       5.000%, AMBAC                       Aaa/NR         2,000,000        2,124,042
Madison
Utility District
02/01/10       5.600%, MBIA                       Aaa/AAA           500,000          542,948
Memphis
Electric
01/01/03       5.800%                              Aa/AAA         1,000,000        1,068,978
01/01/10       5.000%                              Aa/AAA         1,000,000        1,030,532
Memphis
Sanitation Sewer System
01/01/05       5.250%                             Aa2/AA+         2,250,000        2,396,246
Memphis
Water
01/01/01       6.900%                               Aa/AA           250,000          251,250
Metropolitan Nashville & Davidson
Electric
05/15/06       4.700%                              Aa3/AA         2,000,000        2,048,722
Metropolitan Nashville & Davidson
Water & Sewer
01/01/08       5.000%, FGIC                       Aaa/AAA         4,000,000        4,234,700
01/01/13       5.200%, FGIC                       Aaa/AAA         1,500,000        1,603,356
01/01/15       5.750%, AMBAC                      Aaa/AAA         1,000,000        1,074,438
Rutherford County
Water Works
02/01/11       5.100%, FGIC                        Aaa/NR           500,000          519,878
Sevier County
Gas
05/01/11       5.400%, AMBAC                       Aaa/NR         1,000,000        1,054,792
Sumner County
Solid Waste
08/01/04       5.125%, AMBAC                      Aaa/AAA         1,500,000        1,585,576
Tennessee
Energy Acquisitions
09/01/05       4.400%, AMBAC                      Aaa/AAA         4,000,000        4,055,192
                                                                                ------------

TOTAL UTILITY                                                                     43,690,925
                                                                                ------------

TOTAL REVENUE BONDS                                                               99,607,968
                                                                                ------------

TOTAL TENNESSEE MUNICIPAL OBLIGATIONS
  (Cost $186,126,903)                                                            193,553,632
                                                                                ------------

OTHER STATE MUNICIPAL OBLIGATIONS - 6.0%
GENERAL OBLIGATION BONDS - 3.5%
Austin, Texas
09/01/06       7.000%                               Aa/AA           750,000          793,468
FLORIDA STATE
BOARD OF EDUCATION
06/01/09       7.000%                             AAA/AA+           600,000          642,001
Harris County, Texas
08/15/15       6.500%                               NR/NR           300,000          333,144
08/15/15       6.500%                              Aa2/AA           785,000          854,936
Huntsville, Alabama
02/01/10       6.750%                               Aa/NR           500,000          527,400
Illinois State
06/01/05       6.750%                              Aa2/AA           500,000          532,635
Indiana
02/01/04       5.500%                              NR/AAA           500,000          537,026
King County, Washington
12/01/06       7.000%                               NR/NR           500,000          533,204
Las Vegas, Nevada
10/01/09       6.600%, FGIC                       Aaa/AAA         1,000,000        1,104,417

Louisiana State
05/01/07       6.500%, AMBAC                      Aaa/AAA         1,250,000        1,379,194
                                                                                ------------

TOTAL GENERAL OBLIGATIONS BONDS                                                    7,237,425
                                                                                ------------

REVENUE BONDS - 2.5%
HEALTH & EDUCATION - 0.5%
Wisconsin State
Health & Education Facilities
11/15/10       6.250%                              NR/AA+         1,000,000        1,085,030
                                                                                ------------

TRANSPORTATION - 0.5%
Indianapolis
Public Improvement Transportation
07/01/10       6.000%                              Aa/AA-           950,000        1,023,424
                                                                                ------------

UTILITY - 1.5%
Washington State
Public Power Supply
07/01/01       7.000%, FGIC                       Aaa/AAA         1,250,000        1,344,234
07/01/04       4.800%, MBIA                       Aaa/AAA           500,000          516,581
Wisconsin State
Clean Water
06/01/05       6.700%                              NR/AA+         1,000,000        1,088,470
                                                                                ------------

TOTAL UTILITY                                                                      2,949,285
                                                                                ------------

TOTAL REVENUE BONDS                                                                5,057,739
                                                                                ------------

TOTAL OTHER STATE MUNICIPAL OBLIGATIONS
  (Cost $11,322,932)                                                              12,295,164
                                                                                ------------


                                                                     Shares
                                                                     ------
MONEY MARKET MUTUAL FUNDS - 0.2%
Federated Tennessee Municipal
  Cash Trust                                                        489,324          489,324
  (Cost $489,324)                                                               ------------

TOTAL INVESTMENTS - 100%
  (Cost $197,939,159)                                                           $206,338,120
                                                                                ------------
                                                                                ------------



    The accompanying notes are an integral part of the financial statements.

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)



The Portfolio had the following insurance concentration greater than 10% at December 31, 1998 (as a percentage of net assets):

MBIA           21.1%
FGIC           11.9%

INCOME TAX INFORMATION:

At December 31, 1998, the net unrealized appreciation based on cost for income tax purposes of $197,939,159 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                    $8,403,225

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                      (4,264)
                                                                 ----------
Net unrealized appreciation                                      $8,398,961
                                                                 ----------
                                                                 ----------

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1998 aggregated $48,579,730 and $38,875,140, respectively.

RATINGS:

The Moody's and S&P ratings are believed to be the most recent ratings at December 31, 1998.

UNAUDITED INCOME TAX INFORMATION:

Tennessee Tax-Free Portfolio had designated all dividends paid during the year as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.

U.S. TREASURY MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due            Discount Rate or                 Principal            Value
Date           Coupon Rate                         Amount           (Note 1)
----           -----------                      ---------           -------
U.S. TREASURY OBLIGATIONS - 66.2%
U.S. TREASURY NOTES - 27.3%
02/15/99       8.88%                          $ 1,000,000       $ 1,003,698
02/28/99       5.88%                            2,000,000         2,000,939
04/30/99       6.38%                            2,300,000         2,306,034
05/31/99       6.25%                            5,000,000         5,034,000
06/30/99       6.00%                            3,000,000         3,006,388
07/31/99       5.88%                            1,000,000         1,001,951
11/15/99       5.88%                            1,000,000         1,009,515
11/30/99       5.63%                            4,000,000         4,031,877
                                                                -----------

                                                                 19,394,402
                                                                -----------
U.S. TREASURY BILLS - 38.9%
01/21/99       4.47%                           25,000,000        24,948,115
01/28/99       4.19%                            2,677,000         2,669,593
                                                                -----------

                                                                 27,617,708
                                                                -----------

TOTAL U.S. TREASURY OBLIGATIONS                                  47,012,110
                                                                -----------


                                                 Maturity
                                                   Amount
                                                 --------
REPURCHASE AGREEMENTS - 33.8%
BZW, 4.75%, dated 12/31/98, due
01/04/99, collateralized by $12,800,000
U.S. Treasury Bond, 6.00% due
02/15/26                                       14,007,389        14,000,000

Greenwich Capital Markets, 4.55%, dated
12/31/98, due 01/04/99, collateralized
by $9,417,000 U.S. Treasury Note,
8.00%, due 05/15/01                            10,005,056        10,000,000
                                                                -----------

TOTAL REPURCHASE AGREEMENTS                                      24,000,000
                                                                -----------

TOTAL INVESTMENTS - 100%                                        $71,012,110
                                                                -----------
                                                                -----------

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $71,012,110


    The accompanying notes are an integral part of the financial statements.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due            Discount Rate or                 Principal             Value
Date           Coupon Rate                         Amount           (Note 1)
----           -----------                      ---------           -------
U.S. GOVERNMENT OBLIGATIONS - 100.0%
FEDERAL HOME LOAN BANK - 13.4%
01/19/99       4.75%                          $ 1,160,000       $ 1,157,704
01/22/99       5.39%                            2,000,000         1,999,797
01/29/99       6.12%                            3,000,000         3,002,322
03/12/99       5.61%                            3,000,000         2,999,814
03/23/99       5.55%                            1,030,000         1,029,734
07/15/99       5.54%                            1,000,000           999,694
07/15/99       5.54%                            1,000,000           999,682
                                                                -----------

                                                                 12,188,747
                                                                -----------
FEDERAL HOME LOAN MORTGAGE CORP. - 27.4%
02/03/99       4.95%                           10,000,000         9,958,750
02/18/99       4.80%                            5,000,000         4,970,000
02/26/99       5.08%                           10,000,000         9,925,211
                                                                -----------

                                                                 24,853,961
                                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 42.2%
01/04/99       4.74%*                          10,000,000         9,996,914
01/05/99       4.70%*                           5,000,000         5,000,000
01/17/99       5.33%*                          10,000,000         9,999,055
03/05/99       4.83%                            8,000,000         7,934,667
03/10/99       9.55%                            1,000,000         1,006,681
03/23/99       4.75%                            1,385,000         1,370,746
05/26/99       5.65%                            3,000,000         3,006,225
                                                                -----------

                                                                 38,314,288
                                                                -----------
STUDENT LOAN MARKETING ASSOCIATION - 15.4%
01/05/99       5.01%*                          10,000,000         9,999,613
06/30/99       5.63%                            1,000,000           999,712
06/30/99       4.60%                            3,000,000         2,932,149
                                                                -----------

                                                                 13,931,474
                                                                -----------
TENNESSEE VALLEY AUTHORITY - 1.6%
01/21/99       4.75%                            1,445,000         1,441,759
                                                                -----------

TOTAL U.S. GOVERNMENT OBLIGATIONS                                90,730,229
                                                                -----------

TOTAL INVESTMENTS - 100%                                        $90,730,229
                                                                -----------
                                                                -----------

*Floating or variable rate security - rate disclosed as of December 31, 1998. Maturity date represents the next interest reset date.

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $90,730,229


MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due            Discount Rate or                 Principal             Value
Date           Coupon Rate                         Amount           (Note 1)
----           -----------                      ---------           -------
MUNICIPAL BONDS & NOTES - 100.0%
ALASKA - 3.3%
City of Valdez
02/12/99       3.15%                            1,500,000         1,500,000
                                                                -----------

ARIZONA - 3.3%
Maricopa County, Pollution Control
01/19/99       3.00%                            1,500,000         1,500,000
                                                                -----------

CALIFORNIA - 0.2%
California Pollution Control,
Shell Oil
01/04/99       5.10%*                             100,000           100,000
                                                                -----------

FLORIDA - 3.1%
Sunshine State Government
Finance Commission
01/15/99       3.55%                            1,400,000         1,400,000
                                                                -----------

GEORGIA - 10.0%
Burke County
Development Authority, Pollution Control
05/28/99       3.40%*                           2,100,000         2,100,000
Cobb County Housing Authority
Post Bridge Project
01/07/99       4.00%*                             550,000           550,000
Georgia
Municipal Gas Authority
01/07/99       4.15%*                           1,000,000         1,000,000
Putnam County
Development Authority, Pollution Control
01/04/99       5.05%*                            200,000            200,000
Smyrna Housing Authority
Post Valley Project
01/07/99       4.00%*                             700,000           700,000
                                                                -----------

                                                                  4,550,000
                                                                -----------

INDIANA - 1.3%
Indiana
Municipal Power Agency
01/06/99       3.95%*                             600,000           600,000
                                                                -----------

KANSAS - 2.2%
City of Burlington
Electric
03/11/99       3.05%                            1,000,000         1,000,000
                                                                -----------

KENTUCKY - 5.5%
Clark County
Pollution Control
04/15/99       3.10%*                           1,500,000         1,500,000
Kentucky
Interlocal School Transportation
06/30/99       3.90%                            1,000,000         1,001,215
                                                                -----------

                                                                  2,501,215
                                                                -----------
LOUISIANA - 1.5%
East Baton Rouge
Parish
01/04/99       5.05%*                             100,000           100,000


    The accompanying notes are an integral part of the financial statements.

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due            Discount Rate or                 Principal             Value
Date           Coupon Rate                         Amount           (Note 1)
----           -----------                      ---------           -------
MUNICIPAL BONDS & NOTES (CONTINUED)
LOUISIANA (CONTINUED)
St. Charles
Parish
01/04/99       5.00%*                          $  600,000        $  600,000
                                                                 ----------

                                                                    700,000
                                                                 ----------
MARYLAND - 2.2%
Montgomery County
Development Authority, Pollution Control
01/07/99       3.29%*                           1,000,000         1,000,000
                                                                 ----------

MICHIGAN - 3.3%
Michigan
08/27/99       4.25%                            1,000,000         1,004,159
Royal Oak
Hospital Finance Authority
01/04/99       5.00%*                             500,000           500,000
                                                                 ----------

                                                                  1,504,159
                                                                 ----------
MISSOURI - 4.4 %
Kansas City
Industrial Development
01/07/99       4.25%*                           1,200,000         1,200,000
Missouri State
Environmental Improvement
01/07/99       4.25%*                             800,000           800,000
                                                                 ----------

                                                                  2,000,000
                                                                 ----------
NEVADA - 2.1%
Clark County, Airport Authority
01/07/99       3.85%*                             980,000           980,000
                                                                 ----------

NEW JERSEY - 3.3%
New Jersey
Sports & Expo
01/07/99       3.65%*                             500,000           500,000
South Jersey
Transportation Authority
11/03/99       2.95%                            1,000,000         1,000,000
                                                                 ----------

                                                                  1,500,000
                                                                 ----------

NEW YORK - 7.4%
New York
Assistance Corp.
01/07/99       3.80%*                           2,200,000         2,200,000
New York
Metropolitan Transportation Authority
01/15/99       3.10%                            1,000,000         1,000,000
New York City
01/04/99       5.00%*                             100,000           100,000
New York City
Water & Sewer System
01/04/99       5.20%*                             100,000           100,000
                                                                 ----------

                                                                  3,400,000
                                                                 ----------
NORTH CAROLINA - 8.0%
Greensboro
Public Improvement
01/07/99       3.95%*                           1,850,000         1,850,000
North Carolina
Medical Care
01/07/99       4.00%*                           1,800,000         1,800,000
                                                                 ----------

                                                                  3,650,000
                                                                 ----------
OHIO - 3.9%
Medina County Housing
Oaks at Medina
01/07/99       4.05%*                           1,800,000         1,800,000
                                                                 ----------

SOUTH CAROLINA - 5.0%
Piedmont
Power Agency
01/07/99       3.85%*                             100,000           100,000
South Carolina
Economic Development
01/07/99       3.90%*                           2,200,000         2,200,000
                                                                 ----------

                                                                  2,300,000
                                                                 ----------
TENNESSEE - 18.6%
Chattanooga Health, Education & Housing
Baylor
01/07/99       4.00%*                           1,225,000         1,225,000
Clarksville Public Building Authority
01/07/99       4.05%*                           1,310,000         1,310,000
Knox County
Industrial Development
01/15/99       3.44%*                           1,400,000         1,400,000
Memphis
01/06/99       4.30%*                             200,000           200,000
01/07/99       4.30%*                             700,000           700,000
Metro. Gov't Nashville
Airport
01/07/99       4.00%*                             800,000           800,000
Metro. Gov't Nashville & Davidson
01/07/99       4.00%*                           1,700,000         1,700,000
Washington County
Industrial Development Springbrook
Property
01/07/99       4.00%*                           1,150,000         1,150,000
                                                                 ----------

                                                                  8,485,000
                                                                 ----------
TEXAS - 3.3%
University of Texas
Board of Regents
02/19/99       3.20%                            1,500,000         1,500,360
                                                                 ----------

UTAH - 3.3%
Intermountain Power Agency
01/13/99       3.35%                            1,000,000         1,000,000
Salt Lake City
01/07/99       3.95%*                             500,000           500,000
                                                                 ----------

                                                                  1,500,000
                                                                 ----------
WASHINGTON - 2.8%
Snohomish County
Public Utilities
01/07/99       3.85%*                           1,300,000         1,300,000
                                                                 ----------

WYOMING - 2.0%
Lincoln County
Pollution Control, Exxon
01/04/99       5.05%*                             300,000           300,000
01/04/99       5.05%*                             400,000           400,000


    The accompanying notes are an integral part of the financial statements.

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due            Discount Rate or                 Principal             Value
Date           Coupon Rate                         Amount           (Note 1)
----           -----------                      ---------           --------
MUNICIPAL BONDS & NOTES (CONTINUED)
WYOMING (CONTINUED)
Sublette County
Pollution Control, Exxon
01/04/99       5.05%*                           $ 200,000       $   200,000
                                                                -----------

                                                                    900,000
                                                                -----------

TOTAL MUNICIPAL BONDS & NOTES                                    45,670,374
                                                                -----------

TOTAL INVESTMENTS - 100%                                        $45,670,374
                                                                -----------
                                                                -----------

*Floating or variable rate security - rate disclosed as of December 31, 1998. Maturity date represents the next interest rate reset.

INCOME TAX INFORMATION:
Total cost for Federal income tax purposes - $45,670,374

UNAUDITED INCOME TAX INFORMATION:

Municipal Money Market Portfolio had designated all dividends paid during the year as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.

CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due            Discount Rate or                 Principal             Value
Date           Coupon Rate                         Amount           (Note 1)
----           -----------                      ---------           --------
U.S. GOVERNMENT OBLIGATIONS - 10.2%
Federal Home Loan Mortgage
01/04/99       4.70%                           $8,997,000       $ 8,997,000
                                                                -----------
COMMERCIAL PAPER - 62.7%
AGRICULTURAL SERVICES - 4.5%
Archer Daniels Midland
02/12/99       5.10%                            4,000,000         3,977,900
                                                                -----------

ASSET-BACKED SECURITIES - 14.6%
Barton Capital Corp.
02/10/99       5.39%                            2,037,000         2,025,715
CC USA, Inc.
03/22/99       5.20%                            3,000,000         2,966,633
CXC, Inc.
03/15/99       5.05%                            4,000,000         3,960,722
Enterprise Funding Corp.
01/27/99       5.22%                            4,000,000         3,986,660
                                                                -----------

                                                                 12,939,730
                                                                -----------

BUSINESS CREDIT INSTITUTIONS - 9.0%
General Electric Capital Corp.
03/16/99       4.94%                            4,000,000         3,961,029
JC Penney Co., Inc.
01/14/99       5.15%                            4,000,000         3,994,278
                                                                -----------

                                                                  7,955,307
                                                                -----------
CHEMICAL & ALLIED PRODUCTS - 4.5%
Great Lakes Chemical, Co.
01/04/99       5.10%                            4,000,000         4,000,000
                                                                -----------

FARM MACHINERY & EQUIPMENT - 4.4%
Deere & Co.
05/14/99       4.89%                            4,000,000         3,929,367
                                                                -----------

INSURANCE - 4.5%
American General Corp.
02/16/99       5.23%                            4,000,000         3,975,012
                                                                -----------

MOTORS VEHICLES & CAR BODIES - 4.5%
Daimler Benz
05/03/99       4.90%                            2,000,000         1,967,605
05/21/99       4.96%                            2,000,000         1,962,249
                                                                -----------

                                                                  3,929,854
                                                                -----------
PERSONAL CREDIT INSTITUTIONS - 12.3%
American Express Credit Corp.
02/25/99       5.32%                            4,000,000         3,969,262
Associates Corp. of North America
04/23/99       4.75%                            4,000,000         3,942,472
Ford Motor Credit Corp.
06/22/99       4.85%                            3,000,000         2,931,696
                                                                -----------

                                                                 10,843,430
                                                                -----------

PHARMACEUTICAL PREPARATIONS - 3.3%
Johnson & Johnson
05/06/99       4.75%                            3,000,000         2,951,708
                                                                -----------


    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due            Discount Rate or                 Principal             Value
Date           Coupon Rate                         Amount           (Note 1)
----           -----------                      ---------           --------
COMMERCIAL PAPER (CONTINUED)
SERVICE EQUIPMENT RENT/LEASE - 1.1%
International Lease Finance
03/11/99       5.20%                          $ 1,000,000       $   990,467
                                                                -----------

TOTAL COMMERCIAL PAPER                                           55,492,775
                                                                -----------

CERTIFICATES OF DEPOSIT - 4.5%
Fleet National Bank
04/09/99       5.07%                            4,000,000         4,000,000
                                                                -----------

VARIABLE RATE NOTES - 22.6%
BEVERAGES - 4.5%
Pepsico, Inc.
02/19/99       5.21%*                           4,000,000         3,995,486
                                                                -----------

SHORT-TERM BUSINESS CREDIT INSTITUTIONS - 3.4%
Caterpillar Financial Services
03/01/99       5.27%*                           3,000,000         2,998,794
                                                                -----------

FINANCIAL SERVICES - 7.9%
BancOne Corp.
03/18/99       5.17%*                           3,000,000         2,999,979
First National Bank Chicago
01/27/99       5.50%*                           4,000,000         3,998,679
                                                                -----------

                                                                  6,998,658
                                                                -----------
PERSONAL CREDIT INSTITUTIONS - 6.8%
American Honda Finance
01/16/99       5.34%*                           3,000,000         3,000,000
Beneficial Corp.
02/04/99       5.21%*                           3,000,000         2,999,916
                                                                -----------

                                                                  5,999,916
                                                                -----------

TOTAL VARIABLE RATE NOTES                                        19,992,854
                                                                -----------

TOTAL INVESTMENTS - 100%                                        $88,482,629
                                                                -----------
                                                                -----------

*Floating or variable rate security - rate disclosed as of December 31, 1998. Maturity date represents the next interest rate reset.

INCOME TAX INFORMATION:

Total cost for income tax purposes - $88,482,629


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998 (Unaudited)

                                                  GROWTH & INCOME  CAPITAL APPRECIATION
                                                     PORTFOLIO          PORTFOLIO
                                               -------------------------------------------
ASSETS:
Investments, at value (cost-see below)(Note 1)     $ 844,248,161      $  34,951,503
Receivable for investments sold                                0          1,275,647
Receivable for portfolio shares sold                     325,543              9,987
Dividends receivable                                     671,358              2,412
Interest receivable                                      150,897              5,218
Other assets                                              66,941              1,176
                                               -------------------------------------------
       Total assets                                  845,462,900         36,245,943
                                               -------------------------------------------
LIABILITIES:
Overdraft - due to Custodian                                   0            811,966
Payable for investments purchased                              0             69,999
Payable for portfolio shares redeemed                    607,252              6,458
Accrued management fee                                   348,061             20,159
Accrued administration fee                               101,935              4,327
Accrued co-administration fee                             34,542              1,509
Dividends payable                                      8,711,230             32,971
Accrued 12b-1 fee                                        102,087                489
Accrued shareholder servicing fee                         57,272                823
Other payables and accrued expenses                      212,242             33,245
                                               -------------------------------------------
       Total liabilities                              10,174,621            981,946
                                               -------------------------------------------
NET ASSETS                                         $ 835,288,279      $  35,263,997
                                               -------------------------------------------
                                               -------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                    $ 512,950,371      $  37,594,469
Undistributed net investment income                     (290,775)          (159,019)
Accumulated net realized gain (loss) on
   investments                                         7,330,467         (3,746,213)
Net unrealized appreciation
   in value of investments                           315,217,216          1,574,760
                                               -------------------------------------------
NET ASSETS                                         $ 835,288,279      $  35,263,997
                                               -------------------------------------------
                                               -------------------------------------------
COST OF INVESTMENTS                                $ 529,030,945      $  33,376,743
                                               -------------------------------------------
                                               -------------------------------------------
NET ASSET VALUE PER SHARE
Net Assets
   Class I                                         $ 689,148,314      $  33,219,412
   Class II                                        $  61,858,306      $   1,596,899
   Class III                                       $  84,281,659      $     447,687
                                               -------------------------------------------
Shares outstanding of $.001 par value capital
   stock, unlimited shares authorized
   Class I                                            30,106,448          3,384,403
   Class II                                            2,698,754            163,372
   Class III                                           3,706,776             46,327
                                               -------------------------------------------
Net Asset Value and redemption price per
  share
   Class I                                                $22.89              $9.82
   Class II                                               $22.92              $9.77
   Class III                                              $22.74              $9.66
                                               -------------------------------------------
Maximum offering price per share
   Class I (no sales charge)                              $22.89              $9.82
   Class II (net asset value plus maximum
      sales charge of 5.75% of offering price)            $24.32             $10.37
   Class III (no sales charge)                            $22.74              $9.66
                                               -------------------------------------------


   The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998 (Unaudited)

                                                           BOND            INTERMEDIATE BOND    TENNESSEE TAX-FREE
                                                         PORTFOLIO             PORTFOLIO            PORTFOLIO
                                                     ----------------------------------------------------------------
ASSETS:
Cash                                                   $           0         $           0        $     258,375
Investments, at value (cost-see below) (Note 1)          228,124,541           214,244,322
                                                                                                    206,338,120
Receivable for portfolio shares sold                          87,530               214,006              226,369
Interest receivable                                        3,808,946             3,093,659            3,047,278
Other assets                                                  13,720                12,985                9,169
                                                     ----------------------------------------------------------------
       Total assets                                      232,034,737           217,564,972          209,879,311
                                                     ----------------------------------------------------------------

LIABILITIES:
Payable for portfolio shares redeemed                         10,688                 3,556               50,082
Accrued management fee                                        32,611                     0                    0
Accrued administration fee                                    33,463                30,865               26,899
Accrued co-administration fee                                 11,150                10,273                9,817
Dividends payable                                          1,141,105               992,894            1,294,442
Accrued 12b-1 fee                                              2,334                   419                7,749
Accrued shareholder servicing fee                              2,284                 1,348                1,046
Other payables and accrued expenses                           72,519                60,876               30,934
                                                     ----------------------------------------------------------------
       Total liabilities                                   1,306,154             1,100,231            1,420,969
                                                     ----------------------------------------------------------------
NET ASSETS                                             $ 230,728,583         $ 216,464,741        $ 208,458,342
                                                     ----------------------------------------------------------------
                                                     ----------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in capital                                        $ 221,260,919         $ 211,961,285        $ 199,970,348
(Over) Undistributed net investment income                   (78,039)              135,047               32,059
Accumulated net realized gain on
   investments                                               205,754                19,752               56,974
Net unrealized appreciation in value of
   investments                                             9,339,949             4,348,657            8,398,961
                                                     ----------------------------------------------------------------
NET ASSETS                                             $ 230,728,583         $ 216,464,741        $ 208,458,342
                                                     ----------------------------------------------------------------
                                                     ----------------------------------------------------------------
COST OF INVESTMENTS                                    $ 218,784,592         $ 209,895,665        $ 197,939,159
                                                     ----------------------------------------------------------------
                                                     ----------------------------------------------------------------
NET ASSET VALUE PER SHARE
Net Assets
   Class I                                             $ 224,560,926         $ 213,057,786        $ 181,467,501
   Class II                                            $   3,395,599         $   2,782,958        $  11,323,639
   Class III                                           $   2,772,058         $     623,997        $  15,667,203
                                                     ----------------------------------------------------------------
Shares outstanding of $.001 par value capital
   stock, unlimited shares authorized
   Class I                                                21,679,465            21,033,950           17,465,500
   Class II                                                  328,569               274,725            1,087,640
   Class III                                                 268,113                61,611            1,506,328
                                                     ----------------------------------------------------------------
Net Asset Value and redemption price per
  share
   Class I                                                    $10.36                $10.13               $10.39
   Class II                                                   $10.33                $10.13               $10.41
   Class III                                                  $10.34                $10.13               $10.40
                                                     ----------------------------------------------------------------
Maximum offering price per share
   Class I (no sales charge)                                  $10.36                $10.13               $10.39
   Class II (net asset value plus maximum
      sales charge of 3.75%, 2.50% and 2.50%,
      respectively, of offering price)                        $10.73                $10.39               $10.68
   Class III (no sales charge)                                $10.34                $10.13               $10.40
                                                     ----------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.
16

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998 (Unaudited)

                                           U.S. TREASURY        U.S. GOVERNMENT        MUNICIPAL              CASH
                                            MONEY MARKET         MONEY MARKET         MONEY MARKET           RESERVE
                                             PORTFOLIO            PORTFOLIO            PORTFOLIO            PORTFOLIO
                                        ----------------------------------------------------------------------------------
ASSETS:

Investments, at value (1)(Note 1)           $ 71,012,110         $ 90,730,229         $ 45,670,374         $ 88,482,629
Cash                                               8,914               18,029               21,682                    0
Interest receivable                              200,934              480,434              245,185              185,082
Other assets                                       4,708                5,989                4,187                4,435
                                        ----------------------------------------------------------------------------------
       Total assets                           71,226,666           91,234,681           45,941,428           88,672,146
                                        ----------------------------------------------------------------------------------

LIABILITIES:
Dividends payable                                279,728              397,503              128,425              408,165
Accrued management fee                             5,992                8,489                4,168                8,995
Accrued administration fee                         4,959                6,359                3,114                6,742
Accrued co-administration fee                      1,679                2,167                1,202                2,256
Accrued 12b-1 fee                                 24,104                  875                  894               25,117
Other payables and accrued expenses               28,486               54,187               38,316               10,730
                                        ----------------------------------------------------------------------------------
       Total liabilities                         344,948              469,580              176,119              462,005
                                        ----------------------------------------------------------------------------------
NET ASSETS                                  $ 70,881,718         $ 90,765,101         $ 45,765,309         $ 88,210,141
                                        ----------------------------------------------------------------------------------
                                        ----------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in capital                             $ 70,900,840         $ 90,772,590         $ 45,769,219         $ 88,209,902
Undistributed net investment income                   80                  331                    0                   22
Accumulated net realized gain (loss)
   on investments                                (19,202)              (7,820)              (3,910)                 217
                                        ----------------------------------------------------------------------------------
NET ASSETS                                  $ 70,881,718         $ 90,765,101         $ 45,765,309         $ 88,210,141
                                        ----------------------------------------------------------------------------------
                                        ----------------------------------------------------------------------------------

NET ASSET VALUE, offering price and
    redemption price per share (2)          $       1.00         $       1.00         $       1.00         $       1.00
                                        ----------------------------------------------------------------------------------
                                        ----------------------------------------------------------------------------------

(1) Including repurchase agreements for the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios in the amounts of $24,000,000, $0, $0 and $0 respectively.

(2)                                                   Shares Outstanding
                                         Net      ($.001 par value, unlimited
                                        Assets         Shares Authorized)
                                        ------         ------------------
  U.S. Treasury Money Market
     Class I                          $18,246,137         18,258,293
     Class III                         52,635,581         52,642,547
  U.S. Government Money Market
     Class I                           89,336,018         89,343,620
     Class III                          1,429,083          1,428,971
  Municipal Money Market
     Class I                           42,838,978         42,842,900
     Class III                          2,926,331          2,926,319
  Cash Reserve
     Class I                           31,333,015         31,332,442
     Class III                         56,877,126         56,877,460


   The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1998 (Unaudited)

                                              GROWTH & INCOME    CAPITAL APPRECIATION
                                                 PORTFOLIO            PORTFOLIO
                                        ----------------------------------------------------
INVESTMENT INCOME:
Dividends                                      $  4,776,160         $     23,063
Interest                                            776,473               32,594
                                        ----------------------------------------------------
       Total investment income                    5,552,633               55,657
                                        ----------------------------------------------------

EXPENSES:
Management fee (Note 3)                           2,481,307              142,233
Administration fee (Note 4)                         572,609               25,100
Co-administration fee (Note 4)                      190,870                8,367
Fund accounting/Transfer agent fee:
   Class I                                          170,026               14,711
   Class II                                          25,791                1,501
   Class III                                         49,804                  334
Blue Sky fee:
   Class I                                            5,771                4,151
   Class II                                           2,560                  279
   Class III                                          1,388                  231
12b-1 fee:
   Class III                                        287,935                1,565
Shareholder servicing fee:
   Class II                                          65,288                1,686
   Class III                                         95,979                  522
Custodian fee                                        77,015               14,692
Trustees fee                                         16,226                1,084
Registration fee                                     57,314                5,561
Audit                                                14,801               12,569
Legal                                                 9,508                  434
Reports to Shareholders                              36,176                1,375
Miscellaneous                                        16,189                3,381
                                        ----------------------------------------------------
   Total expenses before waiver                   4,176,557              239,776
Waiver of expenses (Note 5)                        (572,609)             (25,100)
                                        ----------------------------------------------------
   Net expenses                                   3,603,948              214,676
                                        ----------------------------------------------------

NET INVESTMENT INCOME (LOSS)                      1,948,685             (159,019)
                                        ----------------------------------------------------
Net realized gain (loss) on investments          21,940,452           (3,676,008)
Change in net unrealized appreciation/
   depreciation                                  47,979,323            1,368,688
                                        ----------------------------------------------------
Net gain (loss) on investments                   69,919,775           (2,307,320)
                                        ----------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                             $ 71,868,460         $ (2,466,339)
                                        ----------------------------------------------------
                                        ----------------------------------------------------


   The accompanying notes are an integral part of the financial statements.
18

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1998 (Unaudited)

                                                     BOND           INTERMEDIATE BOND    TENNESSEE TAX-FREE
                                                   PORTFOLIO            PORTFOLIO            PORTFOLIO
                                               ----------------------------------------------------------------
INTEREST INCOME                                   $  7,273,911         $  6,531,301         $  5,105,641
                                               ----------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                                649,254              535,074              524,484
Administration fee (Note 4)                            177,069              160,522              157,345
Co-administration fee (Note 4)                          59,023               53,507               52,449
Fund accounting/Transfer agent fee:
   Class I                                              70,939               63,073               62,562
   Class II                                              1,250                  787                4,695
   Class III                                             3,396                  153                7,632
Blue Sky fee:
   Class I                                               4,242                2,751                  508
   Class II                                              1,351                  547                  508
   Class III                                               574                   55                  508
12b-1 fee:
   Class III                                             8,065                1,347               51,701
Shareholder servicing fee:
   Class II                                              3,921                2,468                1,046
   Class III                                             3,073                  521                    0
Custodian fee                                           21,143               18,387               21,805
Trustees fee                                             4,891                7,150                4,022
Registration fee                                        21,280               26,900               34,055
Audit                                                   14,099               29,205               12,694
Legal                                                    1,535               11,377               11,614
Reports to Shareholders                                 11,998                9,910                7,178
Miscellaneous                                            5,837               10,318                7,169
                                               ----------------------------------------------------------------
   Total expenses before waiver                      1,062,940              934,052              961,975
Waiver of expenses (Note 5)                           (472,185)            (537,941)            (541,718)
Fees reimbursed by administrator (Note 5)                    0                    0              (15,103)
                                               ----------------------------------------------------------------
   Net expenses                                        590,755              396,111              405,154
                                               ----------------------------------------------------------------

NET INVESTMENT INCOME                                6,683,156            6,135,190            4,700,487
                                               ----------------------------------------------------------------

Net realized gain on investments                       511,185              289,993              153,398
Change in net unrealized appreciation/
   depreciation                                      3,050,177            2,417,451            1,912,756
                                               ----------------------------------------------------------------
Net gain on investments                              3,561,362            2,707,444            2,066,154
                                               ----------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS        $ 10,244,518         $  8,842,634         $  6,766,641
                                               ----------------------------------------------------------------
                                               ----------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1998 (Unaudited)

                                              U.S. TREASURY       U.S. GOVERNMENT       MUNICIPAL
                                               MONEY MARKET        MONEY MARKET        MONEY MARKET        CASH RESERVE
                                                PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
                                           -------------------------------------------------------------------------------
INTEREST INCOME                                $ 1,888,482         $ 2,458,024         $   762,562         $ 2,612,424
                                           -------------------------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                             90,514             115,701              56,911             119,544
Administration fee (Note 4)                         27,154              34,710              17,073              35,863
Co-administration fee (Note 4)                      18,103              23,140              11,382              23,909
Fund accounting/Transfer agent fee
   Class I                                           7,180              20,699              10,394              11,357
   Class III                                        14,600               1,203               2,173              21,998
Blue sky fee:
   Class I                                           1,058               3,045               2,696               1,618
   Class III                                         2,993               1,151               1,381               2,466
12b-1 fee:
   Class III                                        66,251               3,604               4,943              71,387
Custodian fee                                       43,693              44,655               9,079              21,194
Trustees fee                                         1,122               1,358                 437               1,723
Registration fee                                     2,739                   0                 600               3,500
Audit                                                9,328              12,320               3,714              19,051
Legal                                                  503                   0                 135                  22
Reports to shareholders                              2,748               3,170                   0               2,768
Miscellaneous                                        7,648               3,426               2,278               3,454
                                           -------------------------------------------------------------------------------
   Total expenses before waiver                    295,634             268,182             123,196             339,854
Waiver of expenses (Note 5)                        (63,361)            (80,991)            (39,839)            (83,681)
                                           -------------------------------------------------------------------------------
   Net expenses                                    232,273             187,191              83,357             256,173
                                           -------------------------------------------------------------------------------

NET INVESTMENT INCOME                            1,656,209           2,270,833             679,205           2,356,251
                                           -------------------------------------------------------------------------------

Net realized gain (loss) on investments              1,495                   0                   0               3,447
                                           -------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                  $ 1,657,704         $ 2,270,833         $   679,205         $ 2,359,698
                                           -------------------------------------------------------------------------------
                                           -------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.
20

STATEMENT OF CHANGES IN NET ASSETS

                                                         GROWTH & INCOME                           CAPITAL APPRECIATION
                                                            PORTFOLIO                                   PORTFOLIO
                                            --------------------------------------------------------------------------------------
                                                                                                                   For the Period
                                              For the Six Months      For the Year        For the Six Months     September 2, 1997
                                              Ended December 31,     Ended June 30,       Ended December 31,        to June 30,
                                               1998 (Unaudited)           1998             1998 (Unaudited)            1998
                                            --------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   1,948,685         $   3,015,742         $    (159,019)        $    (125,902)
   Net realized gain (loss) on
     investments                                   21,940,452            10,927,323            (3,676,008)              884,892
   Change in net unrealized
     appreciation/depreciation                     47,979,323           103,659,235             1,368,688               206,072
                                            --------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                               71,868,460           117,602,300            (2,466,339)              965,062
                                            --------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                         (2,099,492)           (2,843,865)                    0                     0
   Class II                                           (70,128)             (160,717)                    0                     0
   Class III                                                0                     0                     0                     0
From net realized gain:
   Class I                                        (18,142,545)          (10,122,599)             (780,800)                    0
   Class II                                        (1,602,790)           (1,037,908)              (37,718)                    0
   Class III                                       (2,209,366)           (2,240,676)              (10,677)                    0
                                            --------------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                             (24,124,321)          (16,405,765)             (829,195)                    0
                                            --------------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                   53,275,645           137,051,702             1,268,732            38,987,569
   Proceeds from shares issued in
     connection with common trust
     fund and collective investment
     pool conversion (Note 6)                               0           336,944,637                     0                     0
   Reinvested dividends                            15,014,650            14,882,981               796,224                     0
   Cost of shares redeemed                        (58,331,562)         (100,318,257)           (2,510,195)             (947,861)
                                            --------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from share transactions                        9,958,733           388,561,063              (445,239)           38,039,708
                                            --------------------------------------------------------------------------------------
        Total increase (decrease) in
           net assets                              57,702,872           489,757,598            (3,740,773)           39,004,770

NET ASSETS:
   Beginning of period                            777,585,407           287,827,809            39,004,770                     0
                                            --------------------------------------------------------------------------------------

   End of period*                               $ 835,288,279         $ 777,585,407         $  35,263,997         $  39,004,770
                                            --------------------------------------------------------------------------------------
                                            --------------------------------------------------------------------------------------

*Includes (over) undistributed
     net investment income of                   $    (209,775)        $      11,160         $    (159,019)        $           0


   The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                           BOND                                  INTERMEDIATE BOND
                                                         PORTFOLIO                                   PORTFOLIO
                                         ------------------------------------------------------------------------------------
                                                                                                              For the Period
                                          For the Six Months       For the Year       For the Six Months       March 2, 1998
                                          Ended December 31,      Ended June 30,      Ended December 31,        to June 30,
                                           1998 (Unaudited)            1998            1998 (Unaudited)            1998
                                         ------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income                    $   6,683,156         $   9,618,610         $   6,135,190         $   3,773,291
   Net realized gain on investments               511,185             2,329,047               289,993               351,280
   Change in net unrealized
     appreciation/depreciation                  3,050,177             4,587,848             2,417,451                16,917
                                         ------------------------------------------------------------------------------------
   Net increase in net assets
     from operations                           10,244,518            16,535,505             8,842,634             4,141,488
                                         ------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                     (6,595,408)           (9,451,778)           (6,070,678)           (3,758,861)
   Class II                                       (85,626)              (82,660)              (54,430)              (14,367)
   Class III                                      (55,944)             (112,904)              (10,078)                  (63)
From net realized gain:
   Class I                                     (1,953,421)                    0              (478,824)                    0
   Class II                                       (29,521)                    0                (6,249)                    0
   Class III                                      (23,542)                    0                (1,405)                    0
                                         ------------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                          (8,743,462)           (9,647,342)           (6,621,664)           (3,773,291)
                                         ------------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares               12,232,284            49,650,869            26,202,960            29,636,640
   Proceeds from shares issued in
     connection with common trust
     fund and collective investment
     pool conversion (Note 6)                           0            48,681,990                     0           184,904,888
   Reinvested dividends                         5,801,186             7,562,651             2,745,133             1,629,713
   Cost of shares redeemed                    (11,807,309)          (16,361,008)          (15,516,785)          (15,726,975)
                                         ------------------------------------------------------------------------------------
   Net increase in net assets
     from share transactions                    6,226,161            89,534,502            13,431,308           200,444,266
                                         ------------------------------------------------------------------------------------

        Total increase in net assets            7,727,217            96,422,665            15,652,278           200,812,463

NET ASSETS:
   Beginning of period                        223,001,366           126,578,701           200,812,463                     0
                                         ------------------------------------------------------------------------------------

   End of period*                           $ 230,728,583         $ 223,001,366         $ 216,464,741         $ 200,812,463
                                         ------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------

*Includes (over) undistributed
    net investment income of                    $ (78,039)            $ (24,216)            $ 135,047             $ 135,043


   The accompanying notes are an integral part of the financial statements.
22

STATEMENT OF CHANGES IN NET ASSETS

                                                     TENNESSEE TAX-FREE
                                                         PORTFOLIO
                                     -------------------------------------------------
                                          For the Six Months       For the Year
                                          Ended December 31,      Ended June 30,
                                           1998 (Unaudited)            1998
                                     -------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income                    $   4,700,487         $   3,738,480
   Net realized gain on investments               153,398               560,943
   Change in net unrealized
     appreciation/depreciation                  1,912,756               286,177
                                     -------------------------------------------------
   Net increase in net assets
     from operations                            6,766,641             4,585,600
                                     -------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                     (4,180,772)           (3,130,378)
   Class II                                      (233,530)             (344,269)
   Class III                                     (286,185)             (263,833)
From net realized gain:
   Class I                                       (513,688)                    0
   Class II                                       (31,953)                    0
   Class III                                      (44,141)                    0
                                     -------------------------------------------------
Net decrease in net assets
   from distributions                          (5,290,269)           (3,738,480)
                                     -------------------------------------------------
SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares               27,705,079            46,234,728
   Proceeds from shares issued in
     connection with common trust
     fund and collective investment
     pool conversion (Note 6)                           0           148,766,645
   Reinvested dividends                           529,250               521,092
   Cost of shares redeemed                    (16,379,511)          (21,869,114)
                                     -------------------------------------------------
   Net increase in net assets
     from share transactions                   11,854,818           173,653,351
                                     -------------------------------------------------

        Total increase in net assets           13,331,190           174,500,471

NET ASSETS:
   Beginning of period                        195,127,152            20,626,681
                                     -------------------------------------------------

   End of period*                           $ 208,458,342         $ 195,127,152
                                     -------------------------------------------------
                                     -------------------------------------------------
*Includes undistributed
    net investment income of                $      32,059         $      32,059


   The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                        U.S. TREASURY MONEY                         U.S. GOVERNMENT MONEY
                                                          MARKET PORTFOLIO                            MARKET PORTFOLIO
                                              ----------------------------------------------------------------------------------
                                              For the Six Months       For the Year       For the Six Months       For the Year
                                              Ended December 31,      Ended June 30,      Ended December 31,      Ended June 30,
                                               1998 (Unaudited)            1998            1998 (Unaudited)            1998
                                              ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                        $   1,656,209         $   2,730,276         $   2,270,833         $   4,997,553
   Net realized gain (loss) on
     investments                                        1,495                (8,602)                    0                  (104)
                                              ----------------------------------------------------------------------------------
   Net increase in net assets from
     operations                                     1,657,704             2,721,674             2,270,833             4,997,449
                                              ----------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
   Class I                                           (461,122)             (418,272)           (2,203,972)           (4,772,745)
   Class III                                       (1,195,087)           (2,311,924)              (66,861)             (224,807)
                                              ----------------------------------------------------------------------------------
Net decrease in net assets from
   distributions                                   (1,656,209)           (2,730,196)           (2,270,833)           (4,997,552)
                                              ----------------------------------------------------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
   Proceeds from sales of shares                  109,716,289           195,269,967            83,087,511           178,096,113
   Reinvested dividends                               199,890               168,849                56,457               212,777
   Cost of shares redeemed                       (100,637,970)         (201,103,688)          (83,147,391)         (185,567,585)
                                              ----------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      from share transactions                       9,278,209            (5,664,872)               (3,423)           (7,258,695)
                                              ----------------------------------------------------------------------------------

         Total increase (decrease) in
           net assets                               9,279,704            (5,673,394)               (3,423)           (7,258,798)


NET ASSETS:
   Beginning of period                             61,602,014            67,275,408            90,768,524            98,027,322
                                              ----------------------------------------------------------------------------------
   End of period*                               $  70,881,718         $  61,602,014         $  90,765,101         $  90,768,524
                                              ----------------------------------------------------------------------------------
                                              ----------------------------------------------------------------------------------
*Includes undistributed net
   investment income of                         $          80         $          80         $         331         $         331


   The accompanying notes are an integral part of the financial statements.
24

STATEMENT OF CHANGES IN NET ASSETS

                                                          MUNICIPAL MONEY                              CASH RESERVE
                                                          MARKET PORTFOLIO                              PORTFOLIO
                                              ----------------------------------------------------------------------------------
                                              For the Six Months       For the Year       For the Six Months       For the Year
                                              Ended December 31,      Ended June 30,      Ended December 31,      Ended June 30,
                                               1998 (Unaudited)           1998             1998 (Unaudited)           1998
                                              ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                        $     679,205         $   1,700,829         $   2,356,251         $   3,441,382
   Net realized gain (loss) on
       investments                                          0                   578                 3,447                (3,292)
                                              ----------------------------------------------------------------------------------
   Net increase in net assets from
      operations                                      679,205             1,701,407             2,359,698             3,438,090
                                              ----------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
   Class I                                           (626,964)           (1,422,183)             (979,780)             (997,201)
   Class III                                          (52,241)             (278,646)           (1,376,471)           (2,444,181)
                                              ----------------------------------------------------------------------------------
Net decrease in net assets from
   distributions                                     (679,205)           (1,700,829)           (2,356,251)           (3,441,382)
                                              ----------------------------------------------------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
   Proceeds from sales of shares                   43,102,191            92,913,367            91,964,267           214,585,155
   Reinvested dividends                                43,617               273,909             1,131,067             2,394,995
   Cost of shares redeemed                        (37,589,470)         (111,853,446)         (103,373,810)         (168,324,452)
                                              ----------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from share transactions                        5,556,338           (18,666,170)          (10,278,476)           48,655,698
                                              ----------------------------------------------------------------------------------
         Total increase (decrease)
           in net assets                            5,556,338           (18,665,592)          (10,275,029)           48,652,406

NET ASSETS:
   Beginning of period                             40,208,971            58,874,563            98,485,170            49,832,764
                                              ----------------------------------------------------------------------------------
   End of period*                               $  45,765,309         $  40,208,971         $  88,210,141         $  98,485,170
                                              ----------------------------------------------------------------------------------
                                              ----------------------------------------------------------------------------------
*Includes undistributed net investment
   income of                                              $ 0                   $ 0                  $ 22                  $ 22


   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO

                                                                                         CLASS I
                                                    -----------------------------------------------------------------------------
                                                    For the Six Months
                                                    Ended December 31,                        For the Year
                                                       (Unaudited)                           Ended June 30,
                                                    -----------------------------------------------------------------------------
                                                          1998          1998         1997         1996         1995        1994**
                                                          ----          ----         ----         ----         ----        ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $21.56        $17.03       $14.12       $12.22       $10.53      $10.00
                                                    -----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.07          0.17         0.18         0.19         0.23        0.17
Net realized and unrealized gain on investments            1.94          5.25         3.75         2.58         2.21        0.57
                                                    -----------------------------------------------------------------------------
Total from investment operations                           2.01          5.42         3.93         2.77         2.44        0.74
                                                    -----------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.07)        (0.17)       (0.18)       (0.19)       (0.23)      (0.17)
Net realized gain                                         (0.61)        (0.72)       (0.84)       (0.68)       (0.52)      (0.04)
                                                    -----------------------------------------------------------------------------
Total distributions                                       (0.68)        (0.89)       (1.02)       (0.87)       (0.75)      (0.21)
                                                    -----------------------------------------------------------------------------
Net asset value, end of period                           $22.89        $21.56       $17.03       $14.12       $12.22      $10.53
                                                    -----------------------------------------------------------------------------
                                                    -----------------------------------------------------------------------------
TOTAL RETURN+                                              9.34%#       32.55%       28.83%       23.54%       24.20%       7.39%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $689,148      $651,363     $221,136     $159,146     $114,000     $82,751
Ratio of expenses to average daily net assets(1)           0.80%*        0.82%        0.83%        0.76%        0.47%       0.34%*
Ratio of net investment income to average net assets       0.63%*        0.78%        1.19%        1.40%        2.12%       1.83%*
Portfolio turnover rate                                      22%*           7%          25%          41%          33%         83%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.95%*        0.97%        0.98%        1.00%        0.99%       1.05%*

                                                                                            CLASS II
                                                         -------------------------------------------------------------------------
                                                         For the Six Months
                                                          Ended December 31,                         For the Year
                                                             (Unaudited)                            Ended June 30,
                                                         -------------------------------------------------------------------------
                                                                1998                 1998                1997               1996**
                                                                ----                 ----                ----               ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                           $21.58               $17.05              $14.12             $13.05
                                                         -------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            0.03                 0.10                0.13               0.09
Net realized and unrealized gain on investments                  1.95                 5.27                3.76               1.74
                                                         -------------------------------------------------------------------------
Total from investment operations                                 1.98                 5.37                3.89               1.83
                                                         -------------------------------------------------------------------------
Distributions:
Net investment income                                           (0.03)               (0.12)              (0.12)             (0.08)
Net realized gain                                               (0.61)               (0.72)              (0.84)             (0.68)
                                                         -------------------------------------------------------------------------
Total distributions                                             (0.64)               (0.84)              (0.96)             (0.76)
                                                         -------------------------------------------------------------------------
Net asset value, end of period                                 $22.92               $21.58              $17.05             $14.12
                                                         -------------------------------------------------------------------------
                                                         -------------------------------------------------------------------------

TOTAL RETURN+***                                                 9.18%#              32.17%              28.48%             14.71%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                         $61,858              $46,863             $16,514             $1,918
Ratio of expenses to average daily net assets(1)                 1.10%*               1.13%               1.14%              1.06%*
Ratio of net investment income to average net assets             0.33%*               0.47%               0.88%              1.10%*
Portfolio turnover rate                                            22%*                  7%                 25%                41%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     1.24%*               1.28%               1.29%              1.30%*

*   Annualized.
**  Classes I and II commenced operations on August 2, 1993 and
    December 20, 1995, respectively.
*** Class II total return does not include the one time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.
26

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO (CONTINUED)

                                                                                        CLASS III
                                                  ---------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                          For the Year
                                                     (Unaudited)                             Ended June 30,
                                                  ---------------------------------------------------------------------------------
                                                        1998          1998          1997          1996          1995         1994**
                                                        ----          ----          ----          ----          ----         ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $21.47        $16.99        $14.11        $12.23        $10.51       $10.60
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            (0.05)        (0.04)         0.02          0.03          0.06         0.06
Net realized and unrealized gain (loss) on
   investments                                           1.93          5.24          3.74          2.60          2.24        (0.05)
                                                  ---------------------------------------------------------------------------------
Total from investment operations                         1.88          5.20          3.76          2.63          2.30         0.01
                                                  ---------------------------------------------------------------------------------
Distributions:
Net investment income                                    -             -            (0.04)        (0.07)        (0.06)       (0.06)
Net realized gain                                       (0.61)        (0.72)        (0.84)        (0.68)        (0.52)       (0.04)
                                                  ---------------------------------------------------------------------------------
Total distributions                                     (0.61)        (0.72)        (0.88)        (0.75)        (0.58)       (0.10)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period                         $22.74        $21.47        $16.99        $14.11        $12.23       $10.51
                                                  ---------------------------------------------------------------------------------
                                                  ---------------------------------------------------------------------------------

TOTAL RETURN+                                            8.76%#       31.16%        27.44%        22.19%        22.61%        0.08%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $84,282       $79,360       $50,178       $36,892       $19,363       $2,094
Ratio of expenses to average daily net assets(1)         1.86%*        1.87%         1.94%         1.87%         1.72%        1.83%*
Ratio of net investment income to average net assets    (0.43)%       (0.28)%        0.08%         0.29%         0.87%        0.34%*
Portfolio turnover rate                                    22%*           7%           25%           41%           33%          83%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             2.00%*        2.02%         2.09%         2.11%         2.26%        6.03%*

*  Annualized.
** Class III commenced operations on December 9, 1993.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO

                                                                             CLASS I
                                                       ----------------------------------------------------
                                                              For the Six Months
                                                              Ended December 31,     For the Period
                                                                 (Unaudited)         Ended June 30,
                                                       ----------------------------------------------------
                                                                    1998                 1998**
                                                                    ----                 ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                               $10.74               $10.00
                                                       ----------------------------------------------------
Income from investment operations:
Net investment loss                                                 (0.04)               (0.03)
Net realized and unrealized gain (loss) on
   investments                                                      (0.64)                0.77
                                                       ----------------------------------------------------
Total from investment operations                                    (0.68)                0.74
                                                       ----------------------------------------------------
Distributions:
Net realized gain                                                   (0.24)                -
                                                       ----------------------------------------------------
Net asset value, end of period                                      $9.82               $10.74
                                                       ----------------------------------------------------
                                                       ----------------------------------------------------

TOTAL RETURN+                                                       (6.26)%#              7.40%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                             $33,219              $37,014
Ratio of expenses to average daily net assets(1)                     1.23%*               1.16%*
Ratio of net investment loss to average net assets                  (0.90)%*             (0.54)%*
Portfolio turnover rate                                                54%*                 44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                         1.38%*               1.36%*

                                                                           CLASS II
                                                       ----------------------------------------------------
                                                             For the Six Months
                                                             Ended December 31,    For the Period
                                                                (Unaudited)        Ended June 30,
                                                       ----------------------------------------------------
                                                                   1998                1998
                                                                   ----                ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                              $10.71              $10.51
                                                       ----------------------------------------------------
Income from investment operations:
Net investment loss                                                (0.05)              (0.05)
Net realized and unrealized gain (loss) on
   investments                                                     (0.65)               0.25
                                                       ----------------------------------------------------
Total from investment operations                                   (0.70)               0.20
                                                       ----------------------------------------------------
Distributions:
Net realized gain                                                  (0.24)               -
                                                       ----------------------------------------------------
Net asset value, end of period                                     $9.77              $10.71
                                                       ----------------------------------------------------
                                                       ----------------------------------------------------

TOTAL RETURN+***                                                   (6.47)%#             1.90%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                             $1,597              $1,400
Ratio of expenses to average daily net assets(1)                    1.62%*              1.52%*
Ratio of net investment loss to average net assets                 (1.29)%*            (0.90)%*
Portfolio turnover rate                                               54%*                44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                        1.76%*              1.72%*

*   Annualized.
** Class I commenced operations on September 2, 1997 and Classes II commenced operations on October 2, 1997.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.
28

FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

                                                                      CLASS III
                                                    ----------------------------------------------
                                                          For the Six Months
                                                          Ended December 31,  For the Period
                                                             (Unaudited)      Ended June 30,
                                                    ----------------------------------------------
                                                                1998              1998
                                                                ----              ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                           $10.64            $10.51
                                                    ----------------------------------------------
Income from investment operations:
Net investment loss                                             (0.11)            (0.10)
Net realized and unrealized gain (loss) on
   investments                                                  (0.63)             0.23
                                                    ----------------------------------------------
Total from investment operations                                (0.74)             0.13
                                                    ----------------------------------------------
Distributions:
Net realized gain                                               (0.24)             -
                                                    ----------------------------------------------
Net asset value, end of period                                  $9.66            $10.64
                                                    ----------------------------------------------
                                                    ----------------------------------------------

TOTAL RETURN+                                                   (6.89)%#           1.24%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                            $448              $590
Ratio of expenses to average daily net assets(1)                 2.37%*            2.28%*
Ratio of net investment loss to average net assets              (2.04)%*          (1.65)%*
Portfolio turnover rate                                            54%*              44%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     2.52%*            2.47%*

*  Annualized.
** Class III commenced operations on October 2, 1997.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO

                                                                                         CLASS I
                                                      ---------------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                    For the Year
                                                       (Unaudited)                        Ended June 30,
                                                      ---------------------------------------------------------------------------
                                                          1998         1998        1997         1996        1995       1994**
                                                          ----         ----        ----         ----        ----       ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $10.29        $9.84       $9.73        $9.91       $9.41       $10.00
                                                      ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.30         0.61        0.61         0.60        0.57         0.45
Net realized and unrealized gain (loss) on
 investments                                              0.16         0.45        0.11        (0.18)       0.50        (0.57)
                                                      ---------------------------------------------------------------------------
Total from investment operations                          0.46         1.06        0.72         0.42        1.07        (0.12)
                                                      ---------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.30)       (0.61)      (0.61)       (0.60)      (0.57)       (0.46)
Net realized gain                                        (0.09)        -           -            -           -           (0.01)
                                                      ---------------------------------------------------------------------------
Total distributions                                      (0.39)       (0.61)      (0.61)       (0.60)      (0.57)       (0.47)
                                                      ---------------------------------------------------------------------------
Net asset value, end of period                          $10.36       $10.29       $9.84        $9.73       $9.91        $9.41
                                                      ---------------------------------------------------------------------------
                                                      ---------------------------------------------------------------------------

TOTAL RETURN+                                             4.51%#      11.02%       7.58%        4.23%      11.87%       (1.38)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $224,561     $219,088    $123,184     $107,832     $90,574      $75,686
Ratio of expenses to average daily net assets (1)         0.48%*       0.49%       0.49%        0.41%       0.35%        0.36%*
Ratio of net investment income to average net assets      5.68%*       5.98%       6.20%        5.99%       6.07%        5.07%*
Portfolio turnover rate                                     22%*         26%         56%          56%         23%          36%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.              0.88%*       0.89%       0.89%        0.91%       0.91%        0.96%*


                                                                                         CLASS II
                                                      ---------------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                    For the Year
                                                       (Unaudited)                        Ended June 30,
                                                      ---------------------------------------------------------------------------
                                                           1998                1998           1997                1996**
                                                           ----                ----           ----                ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $10.26               $9.81          $9.71                $10.18
                                                      ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.28                0.57           0.57                  0.29
Net realized and unrealized gain (loss) on
   investments                                             0.16                0.46           0.10                 (0.47)
                                                      ---------------------------------------------------------------------------
Total from investment operations                           0.44                1.03           0.67                 (0.18)
                                                      ---------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.28)              (0.58)         (0.57)                (0.29)
Net realized gain                                         (0.09)               -              -                     -
                                                      ---------------------------------------------------------------------------
Total distributions                                       (0.37)              (0.58)         (0.57)                (0.29)
                                                      ---------------------------------------------------------------------------
Net asset value, end of period                           $10.33              $10.26          $9.81                 $9.71
                                                      ---------------------------------------------------------------------------
                                                      ---------------------------------------------------------------------------
TOTAL RETURN+***                                           4.37%#             10.72%          7.12%                (1.75)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $3,396              $1,801           $841                   $67

Ratio of expenses to average daily net assets(1)           0.83%*              0.84%          0.90%                 0.80%*

Ratio of net investment income to average net assets       5.33%*              5.63%          5.79%                 5.61%*

Portfolio turnover rate                                      22%*                26%            56%                   56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               1.23%*              1.24%          1.30%                 1.30%*

*    Annualized.
** Classes I and II commenced operations on August 2, 1993 and December 20, 1995, respectively.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.
30

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO (CONTINUED)

                                                                                        CLASS III
                                                      ---------------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                     For the Year
                                                       (Unaudited)                         Ended June 30,
                                                      ---------------------------------------------------------------------------
                                                          1998         1998        1997         1996        1995       1994**
                                                          ----         ----        ----         ----        ----       ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $10.27        $9.82       $9.71        $9.89       $9.40       $10.04
                                                      ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.24         0.48        0.49         0.49        0.43         0.21
Net realized and unrealized gain (loss) on
 investments                                              0.16         0.46        0.11        (0.18)       0.49        (0.62)
                                                      ---------------------------------------------------------------------------
Total from investment operations                          0.40         0.94        0.60         0.31        0.92        (0.41)
                                                      ---------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.24)       (0.49)      (0.49)       (0.49)      (0.43)       (0.22)
Net realized gain                                        (0.09)        -           -            -           -           (0.01)
                                                      ---------------------------------------------------------------------------
Total distributions                                      (0.33)       (0.49)      (0.49)       (0.49)      (0.43)       (0.23)
                                                      ---------------------------------------------------------------------------
Net asset value, end of period                          $10.34       $10.27       $9.82        $9.71       $9.89        $9.40
                                                      ---------------------------------------------------------------------------
                                                      ---------------------------------------------------------------------------

TOTAL RETURN+                                             3.89%#       9.72%       6.37%        3.11%      10.12%       (4.19)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $2,722       $2,113      $2,553       $3,445      $1,916         $923
Ratio of expenses to average daily net assets(1)          1.65%*       1.67%       1.63%        1.49%       1.84%        1.82%*
Ratio of net investment income to average net assets      4.52%*       4.80%       5.07%        4.92%       4.58%        3.61%*
Portfolio turnover rate                                     22%*         26%         56%          56%         23%          36%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.              2.05%*       2.07%       2.03%        1.99%       3.35%        6.36%*

*    Annualized.
**   Class III commenced operations on December 2, 1993.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO

                                                                                          CLASS I
                                                      ---------------------------------------------------------------------------
                                                                 For the Six Months
                                                                  Ended December 31,                     For the Period
                                                                    (Unaudited)                           Ended June 30,
                                                      ---------------------------------------------------------------------------
                                                                        1998                                  1998**
                                                                        ----                                  ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                  $10.02                                  $10.00
                                                      ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                   0.29                                    0.19
Net realized and unrealized gain on
 investments                                                            0.13                                    0.02
                                                      ---------------------------------------------------------------------------
Total from investment operations                                        0.42                                    0.21
                                                      ---------------------------------------------------------------------------
Distributions:
Net investment income                                                  (0.29)                                  (0.19)
Net realized gain                                                      (0.02)                                   -
                                                      ---------------------------------------------------------------------------
Total distributions                                                    (0.31)                                  (0.19)
                                                      ---------------------------------------------------------------------------
Net asset value, end of period                                        $10.13                                  $10.02
                                                      ---------------------------------------------------------------------------
                                                      ---------------------------------------------------------------------------

TOTAL RETURN+                                                           4.27%#                                  2.17%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                               $213,058                                $199,872
Ratio of expenses to average daily net assets(1)                        0.37%*                                  0.37%*
Ratio of net investment income to average net assets                    5.74%*                                  5.87%*
Portfolio turnover rate                                                   42%*                                     9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                            0.87%*                                  0.87%*


                                                                                          CLASS II
                                                         ---------------------------------------------------------------------------
                                                                 For the Six Months
                                                                  Ended December 31,                      For the Period
                                                                     (Unaudited)                         Ended June 30,**
                                                         ---------------------------------------------------------------------------
                                                                        1998                                  1998**
                                                                        ----                                  ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                  $10.02                                   $9.99
                                                         ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                   0.28                                    0.18
Net realized and unrealized gain on
 investments                                                            0.13                                    0.03
                                                         ---------------------------------------------------------------------------
Total from investment operations                                        0.41                                    0.21
                                                         ---------------------------------------------------------------------------
Distributions:
Net investment income                                                  (0.28)                                  (0.18)
Net realized gain                                                      (0.02)                                   -
                                                         ---------------------------------------------------------------------------
Total distributions                                                    (0.30)                                  (0.18)
                                                         ---------------------------------------------------------------------------
Net asset value, end of period                                        $10.13                                  $10.02
                                                         ---------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------

TOTAL RETURN+***                                                        4.13%#                                  2.07%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                 $2,783                                    $923
Ratio of expenses to average daily net assets(1)                        0.69%*                                  0.65%*
Ratio of net investment income to average net assets                    5.42%*                                  5.59%*
Portfolio turnover rate                                                   42%*                                     9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                            1.19%*                                  1.16%*

*    Annualized.
** Class I commenced operations on March 2, 1998 and Classes II commenced operations on March 9, 1998.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.
32

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO (CONTINUED)

                                                                                          CLASS III
                                                      ---------------------------------------------------------------------------
                                                                 For the Six Months
                                                                  Ended December 31,                     For the Period
                                                                    (Unaudited)                           Ended June 30,
                                                      ---------------------------------------------------------------------------
                                                                        1998                                  1998**
                                                                        ----                                  ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                  $10.02                                   $9.99
                                                         ---------------------------------------------------------------------------
Income from investment operations:
Net investment income                                                   0.24                                    0.06
Net realized and unrealized gain on
 investments                                                            0.14                                    0.03
                                                         ---------------------------------------------------------------------------
Total from investment operations                                        0.38                                    0.09
                                                         ---------------------------------------------------------------------------
Distributions:
Net investment income                                                  (0.24)                                  (0.06)
Net realized gain                                                      (0.02)                                   0.00
                                                         ---------------------------------------------------------------------------
Total distributions                                                    (0.27)                                  (0.06)
                                                         ---------------------------------------------------------------------------
Net asset value, end of period                                        $10.13                                  $10.02
                                                         ---------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------

TOTAL RETURN+                                                           3.36%#                                  0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                   $624                                     $17
Ratio of expenses to average daily net assets(1)                        1.29%*                                  1.35%*
Ratio of net investment income to average net assets                    4.81%*                                  4.89%*
Portfolio turnover rate                                                   42%*                                     9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                            1.80%*                                  1.86%*

*    Annualized.
**   Class III commenced operations on May 19, 1998.
+    Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO

                                                                                         CLASS I
                                                  -------------------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                    For the Year
                                                       (Unaudited)                        Ended June 30,
                                                  -------------------------------------------------------------------------------
                                                           1998                1998           1997                1996**
                                                           ----                ----           ----                ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $10.31               $9.99          $9.71                $10.00
                                                  -------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.23                0.48           0.50                  0.23
Net realized and unrealized gain (loss) on
 investments                                               0.11                0.32           0.28                 (0.29)
                                                  -------------------------------------------------------------------------------
Total from investment operations                           0.34                0.80           0.78                 (0.06)
                                                  -------------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.23)              (0.48)         (0.50)                (0.23)
Net realized gain                                         (0.03)               -              -                     -
                                                  -------------------------------------------------------------------------------
Total distributions                                       (0.26)              (0.48)         (0.50)                (0.23)
                                                  -------------------------------------------------------------------------------
Net asset value, end of period                           $10.39              $10.31          $9.99                 $9.71
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------
TOTAL RETURN+                                              3.37%#              8.16%          8.26%                (0.65)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $181,468            $176,884         $8,935                $5,925
Ratio of expenses to average daily net assets (1)          0.36%*              0.31%          0.07%                 0.50%*
Ratio of net investment income to average net assets       4.50%*              4.71%          5.09%                 4.31%*
Portfolio turnover rate                                      38%*                15%           122%                    8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.86%               0.85%          1.14%               1.42%*


                                                                                      CLASS II
                                                    -------------------------------------------------------------------------------
                                                        For the Six Months
                                                         Ended December 31,                 For the Year
                                                            (Unaudited)                    Ended June 30,
                                                    -------------------------------------------------------------------------------
                                                               1998              1998            1997               1996**
                                                               ----              ----            ----               ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                         $10.34            $10.01           $9.73               $10.06
                                                    -------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.23              0.48            0.51                 0.21
Net realized and unrealized gain (loss) on
 investments                                                   0.10              0.33            0.28                (0.33)
                                                    -------------------------------------------------------------------------------
Total from investment operations                               0.33              0.81            0.79                (0.12)
                                                    -------------------------------------------------------------------------------
Distributions:
Net investment income                                         (0.23)            (0.48)          (0.51)               (0.21)
Net realized gain                                             (0.03)             -               -                    -
                                                  -------------------------------------------------------------------------------
Total distributions                                           (0.23)            (0.48)          (0.51)               (0.21)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period                               $10.41            $10.34          $10.01                $9.73
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------

TOTAL RETURN+***                                               3.24%#            8.22%           8.37%               (1.25)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $11,324            $8,973          $5,941               $1,875
Ratio of expenses to average daily
   net assets (1)                                              0.41%*            0.37%           0.12%                0.49%*
Ratio of net investment income to average net assets           4.45%*            4.65%           5.03%                4.32%*
Portfolio turnover rate                                          38%*              15%            122%                   8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                   0.91%*            0.91%           1.14%                 1.42%*

*    Annualized.
** Class I commenced operations on December 15, 1995. Class II commenced operations on December 29, 1995.
***  Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.
34

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO (CONTINUED)

                                                                                       CLASS III
                                                  -------------------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                    For the Year
                                                       (Unaudited)                        Ended June 30,
                                                  -------------------------------------------------------------------------------
                                                           1998                1998           1997                1996**
                                                           ----                ----           ----                ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $10.32              $10.00          $9.72                $10.00
                                                    -------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.22                0.45           0.50                  0.19
Net realized and unrealized gain (loss) on
 investments                                               0.11                0.32           0.28                 (0.28)
                                                    -------------------------------------------------------------------------------
Total from investment operations                           0.33                0.77           0.78                 (0.09)
                                                    -------------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.22)              (0.45)         (0.50)                (0.19)
Net realized gain                                         (0.03)               -              -                     -
                                                    -------------------------------------------------------------------------------
Total distributions                                       (0.25)              (0.45)         (0.50)                (0.19)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period                           $10.40              $10.32         $10.00                 $9.72
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------

TOTAL RETURN+                                              3.20%#              7.86%          8.20%                (0.87)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $15,667              $9,270         $5,750                  $896
Ratio of expenses to average daily
 net assets (1)                                            0.69%*              0.61%          0.23%                 0.98%*
Ratio of net investment income to average net assets       4.17%*              4.41%          4.93%                 3.83%*
Portfolio turnover rate                                      38%*                15%           122%                    8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               1.66%*              1.65%          1.91%                 1.91%*

*    Annualized.
**   Class III commenced operations on December 15, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO

                                                                                         CLASS I
                                                      ---------------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                    For the Year
                                                       (Unaudited)                        Ended June 30,
                                                      ---------------------------------------------------------------------------
                                                          1998         1998        1997         1996        1995         1994
                                                          ----         ----        ----         ----        ----         ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $1.00        $1.00       $1.00        $1.00       $1.00        $1.00
                                                    -------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.024        0.051       0.050        0.052       0.050        0.030
                                                    -------------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.024)      (0.051)     (0.050)      (0.052)     (0.050)      (0.030)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period                           $1.00        $1.00       $1.00        $1.00       $1.00        $1.00
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------

TOTAL RETURN+                                             2.41%#       5.19%       5.09%        5.30%       5.10%        3.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $18,246      $19,314      $6,141      $75,703     $67,377      $100,868
Ratio of expenses to average net assets (1)               0.47%*       0.45%       0.37%        0.36%       0.36%        0.33%
Ratio of net investment income to average net assets      4.75%*       5.09%       5.01%        5.19%       5.00%        3.04%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.              0.65%*       0.63%       0.55%        0.56%       0.63%        0.60%


                                                                                      CLASS III
                                                    -------------------------------------------------------------------------------
                                                        For the Six Months
                                                         Ended December 31,                   For the Year
                                                            (Unaudited)                      Ended June 30,
                                                    -------------------------------------------------------------------------------
                                                               1998                1998           1997                1996**
                                                               ----                ----           ----                ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                          $1.00               $1.00          $1.00                 $1.00
                                                    -------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         0.023               0.049          0.047                 0.044
                                                    -------------------------------------------------------------------------------
Distributions:
Net investment income                                        (0.023)             (0.049)        (0.047)               (0.044)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period                                $1.00               $1.00          $1.00                 $1.00
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------
TOTAL RETURN+                                                  2.29%#              5.03%          4.84%                 4.47%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                       $52,636             $42,288        $61,135                $3,528
Ratio of expenses to average net assets (1)                    0.70%*              0.62%          0.62%                 0.62%*
Ratio of net investment income to average net assets           4.52%*              4.92%          4.76%                 4.93%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                   0.88%*              0.80%          0.80%                 0.82%*

*    Annualized.
**   Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.
36

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                         CLASS I
                                                      -----------------------------------------------------------------------------
                                                     For the Six Months
                                                     Ended December 31,                     For the Year
                                                       (Unaudited)                          Ended June 30,
                                                      -----------------------------------------------------------------------------
                                                           1998         1998        1997         1996        1995         1994
                                                           ----         ----        ----         ----        ----         ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $1.00        $1.00       $1.00        $1.00       $1.00        $1.00
                                                    -------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.025        0.052       0.051        0.053       0.053        0.032
                                                    -------------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.025)      (0.052)     (0.051)      (0.053)     (0.053)      (0.032)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period                            $1.00        $1.00       $1.00        $1.00       $1.00        $1.00
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------

TOTAL RETURN+                                              2.49%#       5.37%       5.23%        5.37%       5.39%        3.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $89,336      $88,255     $94,541      $88,111     $88,057      $67,854

Ratio of expenses to average net assets (1)                0.39%*       0.35%       0.35%        0.33%       0.31%        0.28%
Ratio of net investment income to average net assets       4.92%*       5.24%       5.11%        5.28%       5.27%        3.18%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               0.57%*       0.52%       0.53%        0.53%       0.58%        0.55%


                                                                                      CLASS III
                                                    -------------------------------------------------------------------------------
                                                        For the Six Months
                                                         Ended December 31,                 For the Year
                                                            (Unaudited)                    Ended June 30,
                                                    -------------------------------------------------------------------------------
                                                               1998                1998            1997                1996**
                                                               ----                ----            ----                ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                          $1.00               $1.00           $1.00                 $1.00
                                                    -------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         0.023               0.049           0.048                 0.044
                                                    -------------------------------------------------------------------------------
Distributions:
Net investment income                                        (0.023)             (0.049)         (0.048)               (0.044)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period                                $1.00               $1.00           $1.00                 $1.00
                                                    -------------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------------

TOTAL RETURN+                                                  2.28%#              5.05%           4.91%                 4.49%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                        $1,429              $2,513          $3,486                  $228

Ratio of expenses to average net assets (1)                    0.75%*              0.65%           0.65%                 0.65%*
Ratio of net investment income to average net assets           4.56%*              4.94%           4.81%                 4.96%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                   0.93%*              0.82%           0.83%                 0.85%*

*    Annualized.
**   Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#    Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPOT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                CLASS I
                                         ------------------------------------------------------------------------------------
                                         For the Six Months
                                          Ended December 31,                           For the Year
                                           (Unaudited)                                 Ended June 30,
                                         ------------------------------------------------------------------------------------
                                              1998           1998           1997           1996           1995           1994
                                              ----           ----           ----           ----           ----           ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period         $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
                                         ------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                        0.015          0.033          0.033          0.035          0.034          0.024
                                         ------------------------------------------------------------------------------------

Distributions:
Net investment income                       (0.015)        (0.033)        (0.033)        (0.035)        (0.034)        (0.024)
                                         ------------------------------------------------------------------------------------
Net asset value, end of period               $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
                                         ------------------------------------------------------------------------------------
                                         ------------------------------------------------------------------------------------

TOTAL RETURN+                                 1.52%#         3.33%          3.32%          3.52%          3.48%          2.40%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)      $42,839        $36,279        $45,988        $71,665        $94,078        $76,231
Ratio of expenses to average net
  assets (1)                                  0.33%*         0.38%          0.35%          0.32%          0.30%          0.28%
Ratio of net investment income to
  average net assets                          3.02%*         3.28%          3.25%          3.50%          3.44%          2.39%

(1)During the period, various fees were
   waived. The ratio of expenses to
   average net assets had such waivers
   not occurred is as follows.                0.51%*         0.56%          0.53%          0.52%          0.57%          0.55%

                                                                                 CLASS III
                                                   ---------------------------------------------------------------------
                                                   For the Six Months
                                                    Ended December 31,                     For the Year
                                                    (Unaudited)                           Ended June 30,
                                                   ---------------------------------------------------------------------
                                                       1998                1998                1997              1996**
                                                       ----                ----                ----              ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                  $1.00               $1.00               $1.00               $1.00
                                                   ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                 0.013               0.030               0.030               0.030
                                                   ---------------------------------------------------------------------

Distributions:
Net investment income                                (0.013)             (0.030)             (0.030)             (0.030)
                                                   ---------------------------------------------------------------------
Net asset value, end of period                        $1.00               $1.00               $1.00               $1.00
                                                   ---------------------------------------------------------------------
                                                   ---------------------------------------------------------------------
TOTAL RETURN+                                          1.33%#              3.06%               3.03%               3.03%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                $2,926              $3,929             $12,886              $2,905

Ratio of expenses to average net assets (1)            0.70%*              0.63%               0.62%               0.58%*
Ratio of net investment income to average
  net assets                                           2.65%*              3.03%               2.98%               3.24%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.        0.88%*              0.81%               0.79%               0.78%*

 *   Annualized.
**   Class III commenced operations on July 28, 1995.
 + Total return would have been lower had various fees not been waived during the period.
 #   Total return for periods of less than one year are not annualized.


       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO

                                                                                  CLASS I
                                                       ----------------------------------------------------------------------
                                                       For the Six Months
                                                        Ended December 31,                    For the Year
                                                         (Unaudited)                         Ended June 30,
                                                       ----------------------------------------------------------------------
                                                             1998           1998           1997           1996         1995**
                                                             ----           ----           ----           ----         ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                        $1.00          $1.00          $1.00          $1.00          $1.00
                                                       ----------------------------------------------------------------------
Income from investment operations:
Net investment income                                       0.026          0.053          0.051          0.053          0.042
                                                       ----------------------------------------------------------------------

Distributions:
Net investment income                                      (0.026)        (0.053)        (0.051)        (0.053)        (0.042)
                                                       ----------------------------------------------------------------------
Net asset value, end of period                              $1.00          $1.00          $1.00          $1.00          $1.00
                                                       ----------------------------------------------------------------------
                                                       ----------------------------------------------------------------------

TOTAL RETURN+                                                2.58%#         5.46%          5.23%          5.39%          4.27%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $31,333        $40,242        $14,241        $16,369        $15,460
Ratio of expenses to average net assets (1)                  0.38%*         0.36%          0.40%          0.42%          0.43%*
Ratio of net investment income to average net assets         5.08%*         5.33%          5.13%          5.22%          5.48%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets had
   such waivers not occurred is as follows.                  0.55%*         0.54%          0.57%          0.61%          0.70%*

                                                                                  CLASS III
                                                   ---------------------------------------------------------------------
                                                   For the Six Months
                                                    Ended December 31,                    For the Year
                                                     (Unaudited)                          Ended June 30,
                                                   ---------------------------------------------------------------------
                                                        1998                1998                1997              1996**
                                                        ----                ----                ----              ------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                   $1.00               $1.00               $1.00               $1.00
                                                   ---------------------------------------------------------------------
Income from investment operations:
Net investment income                                  0.024               0.051               0.049               0.047
                                                   ---------------------------------------------------------------------

Distributions:
Net investment income                                 (0.024)             (0.051)             (0.049)             (0.047)
                                                   ---------------------------------------------------------------------
Net asset value, end of period                         $1.00               $1.00               $1.00               $1.00
                                                   ---------------------------------------------------------------------
                                                   ---------------------------------------------------------------------

TOTAL RETURN+                                           2.44%#              5.21%               5.00%               4.78%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                $56,877             $58,243             $35,592             $24,190
Ratio of expenses to average net assets (1)             0.64%*              0.60%               0.64%               0.62%*
Ratio of net investment income to average
  net assets                                            4.82%*              5.09%               4.88%               5.02%*

(1)During the period, various fees were waived.
   The ratio of expenses to average net assets
   had such waivers not occurred is as follows.         0.82%*              0.77%               0.82%               0.81%*

 *   Annualized.
** Classes I and III commenced operations on September 26, 1994 and July 28, 1995, respectively.
 + Total return would have been lower had various fees not been waived during the period.
 #   Total return for periods of less than one year are not annualized.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992.

The Trust currently has nine active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with generally accepted accounting principles. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies for the Trust.

Each Portfolio may offer three classes of shares (Class I, Class II and Class
III). As of December 31, 1998, Class II shares have not been issued for the Money Market Portfolios. Each Class of shares has equal rights as to earnings, assets and voting privileges except that each Class bears different distribution, shareholder service, transfer agent/fund accounting and blue sky expenses. Each Class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plans and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon their relative net assets or dividend assets.

SECURITY VALUATION:

GROWTH & INCOME, CAPITAL APPRECIATION, BOND, INTERMEDIATE BOND AND TENNESSEE TAX-FREE PORTFOLIOS: Securities held in the Growth & Income and Capital Appreciation Portfolios for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities held in the Bond, Intermediate Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET PORTFOLIOS: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

REPURCHASE AGREEMENTS: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's advisers are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

INCOME TAXES: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

INTEREST INCOME: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the Intermediate Bond, Tennessee Tax-Free and Municipal Money Market Portfolios, accretion of market discount represents unrealized gain until realized at the time of security
disposition or maturity.   For the Intermediate Bond Portfolio, amortization of
market premium represents unrealized loss until realized at the time of security disposition or maturity. Dividend income is recorded on the ex-dividend date.

EXPENSES: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets.

DISTRIBUTIONS TO SHAREHOLDERS: For the Money Market Portfolios, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions for the Growth & Income Portfolio are declared and paid quarterly. Distributions for the Capital Appreciation Portfolio are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income and gains reported under generally accepted accounting principles.

OTHER: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.

2.  SHARES OF BENEFICIAL INTEREST

                                                      GROWTH & INCOME PORTFOLIO              CAPITAL APPRECIATION PORTFOLIO
                                               ------------------------------------------------------------------------------
                                               For the Six Months       For the Year    For the Six Months    For the Period
                                               Ended December 31,      Ended June 30,   Ended December 31,     Ended June 30,
                                                1998 (Unaudited)            1998         1998 (Unaudited)           1998
                                               ------------------------------------------------------------------------------
Dollars issued and redeemed:
    Class I:*
      Issued                                         $ 31,509,259        $ 86,107,454           $ 685,659        $ 36,806,365
      Conversion (Note 6)                                       0         336,944,637                   0                   0
      Distributions reinvested                         11,224,028          11,495,391             749,183                   0
      Redeemed                                        (44,393,605)        (84,830,917)         (2,061,424)           (664,722)
                                               ------------------------------------------------------------------------------
  Net increase (decrease)                            $ (1,660,318)      $ 349,716,565          $ (626,582)       $ 36,141,643
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------
    Class II:**
      Issued                                         $ 14,456,017        $ 28,599,520           $ 421,492         $ 1,442,812
      Distributions reinvested                          1,647,087           1,190,189              36,493                   0
      Redeemed                                         (5,041,118)         (5,829,163)           (184,973)            (90,116)
                                               ------------------------------------------------------------------------------
  Net increase                                       $ 11,061,986        $ 23,960,546           $ 273,012         $ 1,352,696
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------
    Class III:**
      Issued                                          $ 7,310,369        $ 22,344,728           $ 161,581           $ 738,392
      Distributions reinvested                          2,143,535           2,197,401              10,548                   0
      Redeemed                                         (8,896,839)         (9,658,177)           (263,798)           (193,023)
                                               ------------------------------------------------------------------------------
  Net increase (decrease)                               $ 557,065        $ 14,883,952           $ (91,669)          $ 545,369
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------
Shares issued and redeemed:
    Class I:*
      Issued                                            1,525,148           4,294,210              78,707           3,510,847
      Conversion (Note 6)                                       0          16,404,315                   0                   0
      Distributions reinvested                            492,209             597,853              79,956                   0
      Redeemed                                         (2,116,270)         (4,074,239)           (221,214)            (63,893)
                                               ------------------------------------------------------------------------------
  Net increase (decrease)                                 (98,913)         17,222,139             (62,551)          3,446,954
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------
    Class II:**
      Issued                                              698,349           1,425,388              48,657             139,460
      Distributions reinvested                             71,973              61,918               3,911                   0
      Redeemed                                           (242,713)           (284,427)            (19,963)             (8,694)
                                               ------------------------------------------------------------------------------
  Net increase                                            527,609           1,202,879              32,605             130,766
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------
    Class III:**
      Issued                                              352,736           1,117,289              15,745              73,185
      Distributions reinvested                             94,056             114,866               1,143                   0
      Redeemed                                           (436,432)           (489,406)            (26,042)            (17,704)
                                               ------------------------------------------------------------------------------
  Net increase (decrease)                                  10,360             742,749              (9,154)             55,481
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------

 * Capital Appreciation Portfolio Class I commenced operations on September 2, 1997.
** Capital Appreciation Portfolio Class II and III commenced operations on October 2, 1997.

                                     BOND                          INTERMEDIATE BOND                        TENNESSEE TAX-FREE
                                  PORTFOLIO                            PORTFOLIO                                PORTFOLIO
                   -------------------------------------------------------------------------------------------------------------
                         For the            For the           For the            For the            For the          For the
                   Six Months Ended       Year Ended    Six Months Ended      Period Ended    Six Months Ended     Year Ended
                      December 31,          June 30,       December 31,          June 30,        December 31,    Ended June 30,
                    1998 (Unaudited)          1998       1998 (Unaudited)          1998        1998 (Unaudited)        1998
                   -------------------------------------------------------------------------------------------------------------
Dollars issued
 and redeemed:
    Class I:*
      Issued            $ 9,493,335     $ 46,340,246      $   23,271,308     $  28,713,805     $    15,866,180   $   33,623,138
    Conversion
     (Note 6)                     0       48,681,990                   0       184,904,888                   0      148,766,645
    Distributions
     reinvested           5,620,805        7,380,447           2,680,301         1,616,030              34,374           40,522
    Redeemed            (11,121,805)     (13,222,635)        (14,976,535)      (15,726,975)        (12,651,287)     (14,953,896)
                   -------------------------------------------------------------------------------------------------------------
  Net increase          $ 3,992,335     $ 89,180,048       $  10,975,074     $ 199,507,748      $    3,249,267    $ 167,476,409
                   -------------------------------------------------------------------------------------------------------------
                   -------------------------------------------------------------------------------------------------------------
    Class II:**
      Issued            $ 1,781,589     $  2,812,425       $   1,945,800     $     906,154      $    2,568,467    $   3,978,499
      Distributions
       reinvested           106,681           76,219              57,474            13,622             209,759          256,834
      Redeemed             (310,977)      (1,986,006)           (149,919)                0            (497,998)      (1,411,935)
                   -------------------------------------------------------------------------------------------------------------
  Net increase          $ 1,577,293      $   902,638       $   1,853,355     $     919,776      $    2,280,228    $   2,823,398
                   -------------------------------------------------------------------------------------------------------------
                   -------------------------------------------------------------------------------------------------------------
    Class III:***
      Issued            $   957,360      $   498,198       $     985,852     $      16,681      $    9,270,432    $   8,633,091
      Distributions
       reinvested            73,700          105,985               7,358                61             285,117          223,736
      Redeemed             (374,527)      (1,152,367)           (390,331)                0          (3,230,226)      (5,503,283)
                   -------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease)           $   656,533      $  (548,184)      $     602,879     $      16,742      $    6,325,323    $   3,353,544
                   -------------------------------------------------------------------------------------------------------------
                   -------------------------------------------------------------------------------------------------------------
Shares issued
 and redeemed:
  Class I:*
    Issued                  913,690        4,572,530           2,301,463         2,872,017           1,527,781        3,276,947
    Conversion
     (Note 6)                     0        4,782,121                   0        18,490,489                   0       14,429,355
    Distributions
     reinvested             540,298          727,742             264,380           161,641               3,307            3,956
    Redeemed             (1,069,699)      (1,308,146)         (1,482,972)       (1,573,067)         (1,215,125)      (1,455,374)
                   -------------------------------------------------------------------------------------------------------------
  Net increase              384,289        8,774,247           1,082,871        19,951,080             315,963       16,254,884
                   -------------------------------------------------------------------------------------------------------------
                   -------------------------------------------------------------------------------------------------------------
    Class II:**
      Issued                172,816          278,620             191,640            90,798             247,227          387,208
      Distributions
       reinvested            10,166            7,526               5,660             1,362              20,137           25,004
      Redeemed              (29,874)        (196,406)            (14,735)                0             (47,875)        (137,427)
                   -------------------------------------------------------------------------------------------------------------
  Net increase              153,108           89,740             182,565            92,160             219,489          274,785
                   -------------------------------------------------------------------------------------------------------------
                   -------------------------------------------------------------------------------------------------------------
    Class III:***
      Issued                 91,227           49,250              97,920             1,665             891,307          840,009
      Distributions
       reinvested             7,102           10,482                 724                 6              27,394           21,795
      Redeemed              (36,026)        (113,964)            (38,704)                0            (310,212)        (538,938)
                   -------------------------------------------------------------------------------------------------------------
  Net increase
   (decrease)                62,303          (54,232)             59,940             1,671             608,489          322,866
                   -------------------------------------------------------------------------------------------------------------
                   -------------------------------------------------------------------------------------------------------------

  * Intermediate Bond Portfolio Class I commenced operations on March 2, 1998. ** Intermediate Bond Portfolio Class II commenced operations on March 9, 1998.
***  Intermediate Bond Portfolio Class III commenced operations on May 19, 1998.

                                                U.S. TREASURY MONEY MARKET PORTFOLIO   U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                               ------------------------------------------------------------------------------
                                               For the Six Months       For the Year   For the Six Months     For the Period
                                               Ended December 31,      Ended June 30,  Ended December 31,      Ended June 30,
                                                1998 (Unaudited)            1998        1998 (Unaudited)             1998
                                               ------------------------------------------------------------------------------
Shares/Dollars issued and redeemed:
    Class I:
      Issued                                        $   7,619,238      $   28,322,040       $  57,075,973      $  149,805,484
      Distributions reinvested                                114               4,022                   6                 351
      Redeemed                                         (8,687,594)        (15,151,653)        (55,995,024)       (156,091,631)
                                               ------------------------------------------------------------------------------
  Net increase (decrease)                           $  (1,068,242)     $  13,174,409        $   1,080,955      $   (6,285,796)
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------
    Class III:
      Issued                                        $ 102,097,051      $  166,947,927       $  26,011,538      $   28,290,629
      Distributions reinvested                            199,776             164,827              56,451             212,426
      Redeemed                                        (91,950,376)       (185,952,035)        (27,152,367)        (29,475,954)
                                               ------------------------------------------------------------------------------
  Net increase (decrease)                           $  10,346,451      $  (18,839,281)      $  (1,084,378)     $     (972,899)
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------

                                                 MUNICIPAL MONEY MARKET PORTFOLIO              CASH RESERVE PORTFOLIO
                                               ------------------------------------------------------------------------------
                                               For the Six Months       For the Year   For the Six Months      For the Period
                                               Ended December 31,      Ended June 30,  Ended December 31,      Ended June 30,
                                                1998 (Unaudited)            1998        1998 (Unaudited)             1998
                                               ------------------------------------------------------------------------------
Shares/Dollars issued and redeemed:
    Class I:
      Issued                                        $  37,877,671       $  78,625,128       $  27,317,615          75,241,145
      Distributions reinvested                                  9                 159                   0                   0
      Redeemed                                        (31,318,175)        (88,334,438)        (36,228,537)        (49,239,160)
                                               ------------------------------------------------------------------------------
  Net increase (decrease)                           $   6,559,505       $  (9,709,151)      $  (8,910,922)      $  26,001,985
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------
    Class III:
      Issued                                        $   5,224,520       $  14,288,239       $  64,646,652         139,344,010
      Distributions reinvested                             43,608             273,750           1,131,067           2,394,995
      Redeemed                                         (6,271,295)        (23,519,008)        (67,145,273)       (119,085,292)
                                               ------------------------------------------------------------------------------
  Net increase (decrease)                           $  (1,003,167)      $  (8,957,019)      $  (1,367,554)      $  22,653,713
                                               ------------------------------------------------------------------------------
                                               ------------------------------------------------------------------------------

3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

For managing its investment and business affairs, the Growth & Income Portfolio, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio each pay First Tennessee Bank National Association ("First Tennessee"), a monthly management fee at the annual rate of .65%, .55%, .50% and .50% respectively, of its average net assets. For managing its investment and business affairs, each of the Money Market Portfolios pays First Tennessee its pro-rated portion of a monthly management fee at the annual rate of .25% of aggregate average monthly net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to each Portfolio.

First Tennessee and Investment Advisers, Inc. ("IAI") serve as co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay IAI monthly management fees at the annual rate of .70% for the first $50 million of the Portfolio's average net assets and .65% on average net assets of the Portfolio in excess of $50 million.

For the Growth & Income and Bond Portfolios, Highland Capital Management Corp. ("Highland") serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets.

For the Intermediate Bond and Tennessee Tax-Free Portfolios, Martin & Company, Inc. ("Martin") serves as sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Martin is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .30% of each Portfolio's average net assets.

For the Money Market Portfolios, BlackRock Institutional Management Corporation ("BlackRock") (formerly PNC Institutional Management Corporation) serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. BlackRock is a wholly-owned subsidiary of PNC Bank National Association. BlackRock is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .08% of each Portfolio's average net assets through $500 million, .06% of the next $500 million, and .05% of net assets greater than $1 billion.

4.  ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. serves as Administrator and Distributor for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include distribution services, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .075% of average net assets and, from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .15% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of .05% of average net assets.

The Trustees have adopted a Distribution Plan on behalf of Class III of each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .75% of the average net assets of Class III of the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, and .25% of the average net assets of Class III of each of the Money Market Portfolios. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios under which Investment Professionals are paid at the annual rate of .25% of each Class' average net assets for shareholder services and account maintenance.

5.  WAIVER OF FEES

GROWTH & INCOME, CAPITAL APPRECIATION, BOND AND INTERMEDIATE BOND PORTFOLIOS:
For the six months ended December 31, 1998, First Tennessee voluntarily agreed to waive its management fee for the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios to .50%, .00%, .15% and .00% of average net assets, respectively. Pursuant to the voluntary waiver agreement, for the six months ended December 31, 1998, First Tennessee waived management fees of $572,609, $25,100, $472,185 and $535,074 for the Growth & Income, Capital
Appreciation, Bond and Intermediate Bond Portfolios, respectively.

TENNESSEE TAX-FREE PORTFOLIO:
Since the Portfolio's inception, First Tennessee, as Investment Adviser, has voluntarily agreed to waive its entire management fee.

For the six months ended December 31, 1998, the 12b-1 fee charged by Class III of the Tennessee Tax-Free Portfolio was waived to .50% of average net assets.

For the period July 1, 1998 through November 30, 1998, ALPS agreed to voluntarily reimburse Class III of the Tennessee Tax-Free Portfolio for half of the 0.50% 12b-1 fee charged by that Class or 0.25% of that Class' average net assets. After November 30, 1998, ALPS agreed to voluntarily reimburse Class III of the Tennessee Tax-Free Portfolio for .10% of the .50% 12b-1 fee charged by that Class.

Pursuant to the voluntary waiver and reimbursement agreements, for the six months ended December 31, 1998, fees were waived and reimbursed for the Tennessee Tax-Free Portfolio as follows:

          Management fees waived             $524,484
          Reimbursement by administrator     $ 15,103
          12b-1 fees waived                  $ 17,234

MONEY MARKET PORTFOLIOS:
For the six months ended December 31, 1998, First Tennessee voluntarily agreed to waive a portion of its management and co-administration fees payable by each of the Money Market Portfolios so that each Money Market Portfolio pays .10% and
 .025%, respectively, of its average net assets. For the six months ended December 31, 1998, the expense waivers were as follows:

                                   MANAGEMENT FEE      CO-ADMINISTRATION FEE
     U.S. Treasury Money Market    $54,309             $9,052
     U.S. Government Money Market  $69,421             $11,570
     Municipal Money Market        $34,147             $5,692
     Cash Reserve                  $71,727             $11,954

6.  CONVERSION OF COMMON TRUST FUNDS AND COLLECTIVE INVESTMENT POOLS

On March 2, 1998, the Growth & Income Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Stock - Total Return Fund, the Common Stock - Stable Value Fund and the Common Trust Fund 1 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

          Shares issued                           11,062,850
          Net assets acquired                  $ 227,230,934
          Net asset value                            $ 20.54
          Unrealized appreciation               $ 83,270,056

On March 2, 1998, the Growth & Income Portfolio issued shares in a taxable conversion to acquire the net assets of the Pooled Equity Fund and the Common Trust Fund 3 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired and net asset value per share. Because the conversion was taxable, no unrealized appreciation was acquired.

          Shares issued                            5,341,465
          Net assets acquired                  $ 109,713,703
          Net asset value                            $ 20.54

On March 2, 1998, the Bond Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Fixed Income - Total Return Fund of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

          Shares issued                            4,782,121
          Net assets acquired                   $ 48,681,990
          Net asset value                            $ 10.18
          Unrealized appreciation                $ 2,173,653

On March 2, 1998, the Intermediate Bond Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Fixed Income - Stable Value Fund, the Pooled Intermediate Bond Fund, the Common Trust Fund 2 and the Common Trust Fund 4 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

          Shares issued                           18,490,489
          Net assets acquired                  $ 184,904,888
          Net asset value                            $ 10.00
          Unrealized appreciation                $ 1,914,289

6.  CONVERSION OF COMMON TRUST FUNDS AND COLLECTIVE INVESTMENT POOLS (CONTINUED)

On March 2, 1998, the Tennessee Tax-Free Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Tax-Exempt - Total Return Fund, the Common Tax-Exempt - Stable Value Fund and the Common Trust Fund 5 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

          Shares issued                           14,429,355
          Net assets acquired                  $ 148,766,645
          Net asset value                            $ 10.31
          Unrealized appreciation                $ 5,930,274

7.  OTHER

As of December 31, 1998, one shareholder owned 14% of the Growth & Income Portfolio, 85% of the Capital Appreciation Portfolio and 43% of the Bond Portfolio. Additionally, as of December 31, 1998, one shareholder owned 15% of the U.S. Treasury Money Market Portfolio, one shareholder owned 14% of the U.S. Government Money Market Portfolio and two shareholders owned 62% of the Cash Reserve Portfolio.

The Trustees of the Trust receive an annual Trustees fee of $6,000 and an additional fee for each Trustee's meeting attended.

                                    FIRST                370 Seventeenth Street
                                    FUNDS                Suite 3100
                                                         Denver, Colorado  80202
                                                         www.firstfunds.com



INVESTMENT ADVISER - All Portfolios except Capital Appreciation Portfolio

First Tennessee Bank National Association
  Memphis, Tennessee


CO-INVESTMENT ADVISERS - Capital Appreciation Portfolio

First Tennessee Bank National Association
  Memphis, Tennessee

Investment Advisers, Inc.
  Minneapolis, Minnesota


SUB-ADVISER - Money Market Portfolios

BlackRock Institutional Management Corporation
  Wilmington, Delaware


SUB-ADVISER - Growth & Income and Bond Portfolios

Highland Capital Management Corporation
  Memphis, Tennessee


SUB-ADVISER - Intermediate Bond and Tennessee Tax-Free Portfolios

Martin & Company, Inc.
  Knoxville, Tennessee


ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc.
  Denver, Colorado


CO-ADMINISTRATOR

First Tennessee Bank National Association
  Memphis, Tennessee


TRANSFER AND SHAREHOLDER SERVICING AGENT

Chase Global Funds Services Company
  Boston, Massachusetts

CUSTODIAN

Chase Manhattan Bank, N.A.
  New York, New York


OFFICERS

Richard C. Rantzow, President
James Hyatt, Secretary
Jeremy May, Treasurer


TRUSTEES

Thomas M. Batchelor
John A. DeCell
J.R. Jalenak, Jr.
Larry W. Papasan
Richard C. Rantzow



NOT FDIC INSURED       [LOGO]                     [LOGO]
                       FIRST TENNESSEE            ALPS MUTUAL FUNDS SERVICES
                       Investment Adviser         -------------------------
                                                  Sponsor and Distributor